SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

iSHARES TRUST

iSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

iShares®

iSHARES TRUST

iSHARES, INC.

Special Meeting of Shareholders

200 CLARENDON STREET

BOSTON, MA 02116

May 23, 2005

Dear Shareholder:

A Special Meeting of Shareholders (“Special Meeting”) of iShares Trust and iShares, Inc. will be held at the offices of Investors Bank & Trust Co., 200 Clarendon Street, Boston, Massachusetts 02116 on July 14, 2005 at 11:00 a.m., Eastern Time. The enclosed Notice of Special Meeting and Proxy Statement describes the following proposals for which shareholder approval is being sought: (i) the election of Board members overseeing the Fund(s) in which you are invested, (ii) the approval of changes to certain Funds’ fundamental investment policies and restrictions, and (iii) a change in the classification of certain Funds’ investment objectives from fundamental investment policies to non-fundamental investment policies. Shareholders of the iShares MSCI Singapore Index Fund are also being asked to consider the approval of a new advisory contract. The proposal to elect Board members applies to shareholders of all Funds. The other proposals apply only to certain Funds, as specified in the Proxy Statement. Please review and carefully consider each proposal on which you are asked to vote.

The Board of Trustees of iShares Trust and the Board of Directors of iShares, Inc. (collectively, the “Board”) have reviewed and unanimously approved the nominees to the Board and believe their election to be in the best interests of each Fund’s shareholders. The Board has also reviewed and approved the other proposals to be voted on by shareholders and believes such proposals to be in the best interests of each Fund’s shareholders. Accordingly, the Board recommends that you vote in favor of each nominee and in favor of each of the other proposals.

We encourage you to read the attached Proxy Statement in full. In addition to the Proxy Statement, also enclosed is a short document entitled “Questions and Answers About the Proxy.” This document is designed to help you cast your vote as a shareholder of one or more of the Funds, and is being provided as a supplement to, and not a substitute for, the Proxy Statement, which we urge you to review carefully.

Whether or not you plan to attend the Special Meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided or vote by toll-free telephone or through the Internet according to the voting instructions on the enclosed proxy card. We realize that this Proxy Statement will take time to read, but your vote is very important and we greatly appreciate your participation in this process.

Please call our proxy solicitor, Investor Connect, at 1-800-358-3179 if you have any questions. Your vote is important to us, no matter how many shares you own.

Sincerely,

Lee T. Kranefuss

Chairman

iSHARES® TRUST

iSHARES, INC.

200 CLARENDON STREET

BOSTON, MASSACHUSETTS 02116

Notice of Special Meeting of Shareholders

to be held July 14, 2005

Notice is hereby given that a Special Meeting of Shareholders of iShares Trust (the “Trust”) and iShares, Inc. (the “Company”) will be held at the offices of Investors Bank & Trust Co., 200 Clarendon Street, Boston, Massachusetts 02116, on July 14, 2005 at 11:00 a.m., Eastern Time (the “Special Meeting”). The Special Meeting is for the purpose of considering the proposals set forth below and to transact such other business as may properly be brought before the Special Meeting.

Description of Proposals:	Funds Solicited:
1. To elect members to the Board of the Trust and the Board of the Company.	iShares Trust – All Funds iShares, Inc. – All Funds

2. To approve the modification or elimination of certain Funds’ fundamental investment policies and restrictions (includes sub-proposals 2A-2D).

Sub-Proposals 2A-2B

iShares Trust – All Funds

iShares, Inc. – All Funds

Sub-Proposal 2C

iShares, Inc. –

iShares MSCI Mexico Index, iShares MSCI Singapore Index and iShares MSCI South Korea

Index Funds

Sub-Proposal 2D

iShares, Inc. –

iShares MSCI Mexico Index, iShares MSCI Singapore Index and iShares MSCI South Korea

Index Funds

3. To approve a change in the classification of certain Funds’ investment objectives from fundamental investment policies to non-fundamental investment policies.

iShares Trust – All Funds, except:

iShares Dow Jones Select Dividend Index Fund

iShares Dow Jones Transportation Average Index Fund

iShares FTSE/Xinhua China 25 Index Fund

iShares KLD Select SocialSM Index Fund

iShares Lehman Aggregate Bond Fund

iShares Lehman TIPS Bond Fund

iShares Morningstar Large Core Index Fund

iShares Morningstar Large Growth Index Fund

iShares Morningstar Large Value Index Fund

iShares Morningstar Mid Core Index Fund

iShares Morningstar Mid Growth Index Fund

iShares Morningstar Mid Value Index Fund

iShares Morningstar Small Core Index Fund

iShares Morningstar Small Growth Index Fund

iShares Morningstar Small Value Index Fund

iShares NYSE Composite Index Fund

iShares NYSE 100 Index Fund

iShares S&P 1500 Index Fund

Description of Proposals:	Funds Solicited:
iShares, Inc. – All Funds, except: iShares MSCI Emerging Markets Index Fund iShares MSCI South Africa Index Fund

4.      To approve a new advisory agreement with Barclays Global Fund Advisors in order to effect a change to the fee structure (such change will not increase the net advisory fee or the total expenses payable by the Fund).

iShares, Inc. – iShares MSCI Singapore Index Fund

5. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.	iShares Trust – All Funds iShares, Inc. – All Funds

Only shareholders of the Trust and shareholders of the Company as of the close of business on April 25, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

Please complete, sign and promptly return the enclosed proxy card. A postage paid envelope is enclosed for your convenience so that you may return your proxy card as soon as possible. You may also vote easily and quickly by telephone or through the Internet. To vote, please follow the instructions included on the enclosed proxy card. It is most important and in your interest for you to vote so that a quorum will be present and a maximum number of shares may be voted. You may revoke your proxy at any time prior to the Special Meeting.

iShares Trust By Order of the Board of Trustees, iShares, Inc. By Order of the Board of Directors,

Dated: May 23, 2005	Michael Latham Secretary

QUESTIONS AND ANSWERS ABOUT THE PROXY

YOUR VOTE IS VERY IMPORTANT

Q.	What am I being asked to vote on at the upcoming Special Meeting of Shareholders on July 14, 2005?

A.	You are being asked to consider and vote on the following proposals:

•	The election of members to the Board of Trustees of iShares Trust and the Board of Directors of iShares, Inc. (collectively, the “Board”)

•	For shareholders of certain Funds, to approve a change in certain fundamental investment policies and restrictions.

•	For shareholders of certain Funds, to approve a change in the classification of the Funds’ investment objectives from fundamental investment policies to non-fundamental investment policies.

•	For shareholders of the iShares MSCI Singapore Index Fund, to approve a new advisory agreement with the Fund’s adviser, Barclays Global Fund Advisors (“BGFA”).

More information about each of these proposals is contained in the attached Proxy Statement, which we encourage you to read carefully.

Q.	I am a small investor. Why should I bother to vote?

A.	Your vote makes a difference. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Special Meeting. If this happens, we will need to solicit votes again or take other action pursuant to the direction of the Board.

Q.	Who are the Nominees for election to the Board?

A.	The nominees are: Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Lee T. Kranefuss, Richard K. Lyons, John E. Martinez, George G.C. Parker and W. Allen Reed. Biographical information for the nominees is included in the attached Proxy Statement under Proposal 1.

Q.	Why are shareholders of certain Funds being asked to approve changes to their Funds’ investment policies and restrictions?

A.	The Board is seeking shareholder approval to change certain Funds’ investment policies and restrictions because, in general, the Board believes the additional flexibility that the changes are intended to provide will benefit the Funds. Certain of the Funds’ current investment policies and restrictions are more restrictive than the requirements under applicable federal securities laws and government regulations. In addition, because the Funds were launched over a period of years and not all at once, there are, in some cases, slight differences between certain Funds’ policies and restrictions. The proposed policies would, if approved, simplify the Funds’ policies and restrictions and make such policies and restrictions more consistent across the Funds. These changes should help reduce Fund expenses and, in some cases, help the Funds more closely track their respective underlying indexes. The proposed change to reclassify certain Funds’ investment objectives as non-fundamental policies is designed to provide the Board with additional flexibility to manage the Funds and also allow these Funds to adapt more quickly to future changes in business and investment opportunities. More information on these Proposals is included in the attached Proxy Statement under Proposals 2 and 3.

Q.	Why are shareholders of the iShares MSCI Singapore Index Fund being asked to approve a new Advisory Agreement?

A.

The current Advisory Agreement for the iShares MSCI Singapore Index Fund is slightly different than the Advisory Agreement applicable to the other Funds of iShares, Inc. Shareholders are being asked to approve a new Advisory Agreement in order to provide the Fund with the opportunity to lower advisory fees by taking advantage of fee reductions that currently are available to other iShares, Inc. Funds, but are not available to the Fund.

The current Advisory Agreement for the iShares MSCI Singapore Index Fund provides a reduced fee rate on Fund net assets in excess of designated asset level “breakpoints.” The proposed Advisory Agreement would permit the Fund to take advantage of fee breakpoints based not only on the Fund’s net assets, but on the aggregate net assets of the Fund and certain other Funds of iShares, Inc. While the Fund does not have sufficient assets to take advantage of the breakpoints set forth in the current Advisory Agreement, it is expected that the Fund will be able to benefit from the breakpoints in the proposed Advisory Agreement. This would result in the Fund paying a lower advisory fee. More information on the proposed Advisory Agreement is included in the attached Proxy Statement under Proposal 4. The current Advisory Agreement, marked to show changes against the proposed Advisory Agreement, is also included as Appendix C to the attached Proxy Statement.

Q.	How does the Board recommend that I vote?

A.	After careful consideration, the Board, including those members who are not affiliated with iShares Trust, iShares, Inc. or BGFA, the Funds’ investment adviser, recommends that you vote in favor of the proposed nominees for election as Trustees of the Trust and Directors of the Company and in favor of the other proposals you are considering.

Q.	Who gets to vote?

A.	Any person who owned shares of a Fund on the “Record Date,” which was the close of business on April 25, 2005, is entitled to vote on matters affecting that Fund. So long as you owned shares of a Fund as of the close of business on April 25, 2005, you are entitled to vote on matters affecting that Fund, even if you later sold your shares. You may cast one vote for each share you owned and a fractional vote for each fractional share you owned on the Record Date.

Q.	How can I vote?

A.	You can vote your shares in any one of four ways:

Vote by Mail:	1) Read the Proxy Statement and have the proxy card at hand. 2) Complete, sign and return the proxy card in the enclosed, postage paid-envelope.

Vote by Internet:

1) Read the Proxy Statement and have the proxy card at hand.

2) Go to the Website www.proxyvote.com.

3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

Vote by Telephone:

1) Read the Proxy Statement and have the proxy card at hand.

2) Please call the toll-free telephone number listed on your proxy card.

3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

In Person at the Meeting:	1) Read the Proxy Statement and have the proxy card at hand. 2) Complete a proxy card and submit it at the meeting.

We encourage you to vote through the Internet or by telephone, using the Internet address or phone number that appears on your proxy card. These voting methods will save a good deal of money. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q.	If I plan on attending the meeting and I own shares through a bank, broker-dealer or other third party intermediary, what should I do?

A.	You will need to ask your bank, broker-dealer or other third-party intermediary that maintains your account for a legal proxy. You will need to bring the legal proxy with you to the Special Meeting. You will not be able to vote your shares at the Special Meeting without a legal proxy. Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you attend the Special Meeting and vote in person or legally appoint another proxy to vote on your behalf.

Q.	Who should I call if I have any questions about voting?

A.	You can call our proxy solicitor, Investor Connect, at 1-800-358-3179 between the hours of 10:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday, or 12:00 noon through 6:00 p.m. on Saturdays.

iSHARES® TRUST

iSHARES, INC.

200 CLARENDON STREET

BOSTON, MASSACHUSETTS 02116

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

July 14, 2005

This Proxy Statement is furnished by the Board of Trustees of iShares Trust (the “Trust”) and the Board of Directors of iShares, Inc. (the “Company,” and collectively with the Trust, the “Companies”) in connection with the solicitation of proxies for use at the Special Meeting of Shareholders of the Companies to be held on July 14, 2005, at 11:00 a.m., Eastern Time, or at any adjournment thereof (the “Special Meeting”), at the offices of Investors Bank & Trust Co., 200 Clarendon Street, Boston, Massachusetts 02116. The close of business on April 25, 2005 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. It is expected that the Notice of Special Meeting, this Proxy Statement and a Proxy Card will be mailed to shareholders on or about May 23, 2005.

As of April 25, 2005, the approximate number of units of beneficial interest of the Trust and number of shares of the Company issued and outstanding for each fund of the Trust and each fund of the Company (each, a “Fund”) are set forth in Appendix A. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

If you do not expect to be present at the Special Meeting and wish to vote your shares, please vote your proxy (the “Proxy”) in accordance with the instructions included on the enclosed proxy card. If your Proxy is properly returned, shares represented by it will be voted at the Special Meeting in accordance with your instructions for each proposal on which you are entitled to vote (a “Proposal”). If your Proxy is properly returned and no instructions are specified on the Proxy with respect to a Proposal, the Proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may change their Proxy at any time prior to the time they are voted by delivering a subsequently dated Proxy by mail, telephone or the Internet or by voting at the Special Meeting.

If you wish to vote your shares or revoke a previous Proxy at the Special Meeting, and you own your shares through a bank, broker-dealer or other third party intermediary who holds your shares of record, you must request a legal proxy from the bank, broker-dealer or other third party intermediary. Any previously executed Proxy will be revoked, and your vote will not be counted unless you appear at the Special Meeting and vote in person or legally appoint another proxy to vote on your behalf.

Expenses

The expenses of the Special Meeting will be borne by the Companies. The solicitation of Proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Companies, who will not be paid for these services, and/or by Investor Connect, a professional proxy solicitor retained by the Funds for an estimated fee of $500,000, plus out-of-pocket expenses. The Funds will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Funds and will incur printing, legal and other costs.

Upon request, the Companies will furnish to their shareholders, without charge, a copy of their respective Funds’ annual report(s). The annual report for each Fund may be obtained by written request to SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, PA 19456 or by calling 1-800-iShares. The Companies are each registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Company’s shares are registered under the Securities Act of 1933.

PROPOSAL 1: TO ELECT MEMBERS TO THE BOARD OF THE TRUST AND THE COMPANY

What is the proposal?

At a special meeting held on April 22, 2005, the Board of Trustees of the Trust and the Board of Directors of the Company (individually and together, the “Board”) recommended the nomination of Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Lee T. Kranefuss, Richard K. Lyons, John E. Martinez, George G.C. Parker and W. Allen Reed as Directors of the Company and Trustees of the Trust (each, a “Nominee” and collectively, the “Nominees”). It is proposed that these eight Nominees be elected to hold office and to serve until their successors have been duly elected or appointed, until such Nominee reaches the mandatory retirement age, if applicable, or until his/her earlier resignation or removal. Five of the Nominees (Lee T. Kranefuss, Richard K. Lyons, John E. Martinez, George G.C. Parker and W. Allen Reed) are current members of the Board and each is proposed for re-election. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of each Nominee. If approved by shareholders of the Company, each Nominee will serve as a member of the Board of the Company and, if approved by shareholders of the Trust, each Nominee will serve as a member of the Board of the Trust. Each of the Nominees has consented to being named in this Proxy Statement and to serving on the Board if elected.

If the Nominees are elected by shareholders, 75% of the Board’s members will be independent or disinterested persons within the contemplation of Section 10 of the 1940 Act (an “Independent Director” or an “Independent Trustee”). A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of the Trust or the Company, as that term is defined in Section 2(a)(19) of the 1940 Act (“Independent Nominee”). Two Nominees out of eight, Lee T. Kranefuss and John E. Martinez, are considered to be “interested persons” of the Funds (an “Interested Director” or an “Interested Trustee”). Lee T. Kranefuss is considered to be an “interested person” because of his employment with Barclays Global Investors, N.A. (“BGI”), the parent company of Barclays Global Fund Advisors (“BGFA” or the “Adviser”). John E. Martinez is also considered to be an “interested person” because of his affiliation with BGFA and its affiliates. An “interested person” who is nominated to serve as a Director of the Company or as a Trustee of the Trust may be referred to herein as an “Interested Nominee.” Lee T. Kranefuss and John E. Martinez each are considered to be an Interested Nominee.

What is the Role of the Board?

The Board has responsibility for the overall management and operations of the Trust and the Company, including general supervision of the duties performed by BGFA and other service providers. The Board also appoints the officers of the Trust and the Company. The officers are responsible for supervising and administering the day-to-day operations of the Trust and the Company. The Board held five meetings during the calendar year ended December 31, 2004. Each Board member then in office attended at least 75% of the Board meetings held during this period.

Why are shareholders being asked to elect members to the Board?

The election of new Board members is due to the departure of two members of the Board, Mr. Nathan Most and Mr. John Carroll. Mr. Most served as an Interested Director of the Company and as an Interested Trustee of the Trust through December 3, 2004. Mr. Carroll served as an Independent Director of the Company and as an Independent Trustee of the Trust through March 1, 2005. Moreover, the Securities and Exchange Commission (“SEC”) recently adopted new rules requiring funds to have a board of directors/trustees that consists of 75% independent directors/trustees. If the Nominees are elected by shareholders, the Board composition will meet this requirement.

Who are the Proposed Nominees?

The proposed Nominees for election are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Lee T. Kranefuss, Richard K. Lyons, John E. Martinez, George G.C. Parker and W. Allen Reed.

The table below contains the name, age, position and length of service with the Companies, principal occupation during the past five years, and any other directorships held by each Nominee. iShares, Inc., iShares Trust, Master Investment Portfolio and the Barclays Global Investors Funds, each an open-end management investment company registered under the 1940 Act, are considered to be members of the same investment company complex. If elected, each Nominee would oversee at least 98 funds. In addition, Richard K. Lyons and Lee T. Kranefuss each serve as a Trustee for the Barclays Global Investors Funds and for the Master Investment Portfolio and, as a result, each oversees an additional 27 funds within the investment company complex. The address of each Nominee is 45 Fremont Street, San Francisco, CA 94105.

Name (age)	Position with the Companies	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Interested Nominees

*Lee T. Kranefuss (43)	Interested Director, Chairman, and President of the Company (since June 18, 2003); Interested Trustee, Chairman, and President of the Trust (since June 18, 2003)	Chief Executive Officer of Intermediary Investors and Exchange Traded Products Business of BGI (since 2003) and Chief Executive Officer of the Individual Investor Business of BGI (1997-2003).	Trustee (since 2001) of Barclays Global Investors Funds and Master Investment Portfolio; Trustee (since 2003) of BGI Cayman Prime Money Market Fund; Director (since 2003) of iShares PLC and EETF PLC (Dublin).

*John E. Martinez (43)	Interested Director of the Company (since December 5, 2003); Interested Trustee of the Trust (since December 5, 2003)	Co-CEO of Global Index and Markets Group of BGI (2001-2003); Chairman of Barclays Global Investors Services (2000-2003); CEO of Capital Markets Group of BGI (1996-2001).	Director (since 2005) Real Estate Equity Exchange; Director (since 2003) of Larkin Street Youth Services; Director (2000-2002) of Barclays Global Investors UK Holdings.
Independent Nominees

Richard K. Lyons (44)	Independent Director of the Company (since February 28, 2002); Independent Trustee of the Trust (since February 15, 2000)	Acting Dean (since 2004) and Sylvan Coleman Professor of Finance (since 1993) University of California, Berkeley: Haas School of Business; Consultant for IMF World Bank, Federal Reserve Bank, and Citibank N.A. (since 2000).	Director (since 2003) of the BGI Cayman Prime Money Market Fund, LTD.; Trustee (since 2001) of Master Investment Portfolio and Barclays Global Investors Funds; Trustee and Chairman of Matthews Asian Funds since 1995 (oversees 6 portfolios).

Name (age)	Position with the Companies	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (66)	Independent Director of the Company (since February 28, 2002); Independent Trustee of the Trust (since February 15, 2000)	Dean Witter Distinguished Professor of Finance (since 1994); formerly, Senior Associate Dean for Academic Affairs, Director of MBA Program, Stanford University: Graduate School of Business (1993-2001).	Director (since 1998) of Affinity Group Holdings; Director (since 1985) of Bailard, Biehl and Kaiser, Inc.; Director (since 1978) of California Casualty Group of Insurance Companies; Director (since 1996) of Continental Airlines, Inc.; Director (since 1996) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2003) of First Republic Bank; Director (since 2000) of Converium Re-Insurance; Director (since 2004) of Threshold Pharmaceuticals.

W. Allen Reed (57)	Independent Director of the Company (since December 16, 1996); Independent Trustee of the Trust (since January 1, 2002)	President and Chief Executive Officer (since 1994) of General Motors Investment Management Corporation; Chief Executive Officer (since 2003) of General Motors Trust Bank; Chief Executive Officer (since 1999) of General Motors Trust Company.	Director (since 1994) of General Motors Investment Management Corporation; Director and chairman (since 2003) of General Motors Trust Bank; Director and chairman (since 1999) of General Motors Trust Company; Director (since 2002) of GMAM ARS Fund I; Director (since 1994) of General Motors Acceptance Corporation; Director (since 1994) of GMAC Insurance Holdings, Inc.; Director (since 1995) of Global Emerging Markets Fund; Director (since 2000) of Temple Inland Industries; Member (since 2004) of Board of Executives of New York Stock Exchange; Member (since 1995) of New York State Retirement System Advisory Board; Member (since 2004) of the Auburn University Foundation Fund Investment Committee.

Name (age)	Position with the Companies	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Cecilia H. Herbert (56)	Independent Nominee of the Company; Independent Nominee of the Trust	Member of Finance Council, Archdiocese of San Francisco (since 1991); Chair of Investment Committee, Archdiocese of San Francisco (since 1994).	Trustee of Pacific Select Funds (31 portfolios) (since 2004); Trustee of the Montgomery Funds (20 portfolios) (1992-2003); Trustee of the Thatcher School (since 2005); Director of Catholic Charities CYO (since 1998); Trustee of the Groton School (1998-2000); Director of Women’s Forum West (professional association) (since 2005).

Charles A. Hurty (61)	Independent Nominee of the Company; Independent Nominee of the Trust	Partner, KPMG, LLP (1968-2001).	Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002); Director of CSFB Alternative Investments Fund (15 portfolios) (since 2005).

John E. Kerrigan (49)	Independent Nominee of the Company; Independent Nominee of the Trust	Chief Investment Officer, Santa Clara University (since 2002); Managing Director, Merrill Lynch (1994-2002).	Member of Advisory Council for Commonfund Distressed Debt Partners II (since 2004)

*	Lee T. Kranefuss and John E. Martinez are considered to be “interested persons” (as defined in the 1940 Act) of the Companies due to their affiliations with BGFA, the Funds’ investment adviser, and BGFA’s affiliates.

No Nominee is a party adverse to the Trust or the Company, or any of their affiliates, in any material pending legal proceeding, nor does any Nominee have an interest materially adverse to the Trust or the Company.

Who are the Officers of the Companies?

Information about the Companies’ principal executive officers (the “Officers”) is set forth below. The address of the Officers is 45 Fremont Street, San Francisco, CA 94105. Mr. Kranefuss and Mr. Latham serve as Officers of the Trust and the Company as well as officers of the Master Investment Portfolio and the Barclays Global Investors Funds and therefore they each supervise and administer the day-to-day operations of at least 125 funds within the investment company complex.

Name (age)	Position	Principal Occupation(s) During the Past 5 Years
Lee T. Kranefuss (43)	Interested Director, Chairman, and President of the Company (since June 18, 2003); Interested Trustee, Chairman, and President of the Trust (since June 18, 2003)	Chief Executive Officer of Intermediary Investors and Exchange Traded Products Business of BGI (since 2003) and Chief Executive Officer of the Individual Investor Business of BGI (1997-2003).

Michael Latham (39)	Secretary, Treasurer and Principal Financial Officer (since February 28, 2002)	Chief Operating Officer of the Intermediary Investors and Exchange Traded Products Business of BGI (since 2003); Director of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI (2000-2003); Head of Operations, BGI Europe (1997-2000).

What is the Compensation Structure of the Board?

The aggregate compensation paid by the Trust and the Company to each member of the Board who served during the most recently completed calendar year is set forth in the tables below. During the period set forth in the tables, both the Trust and the Company paid each Independent Director/Trustee, and Nathan Most (who served as a Board member of the Trust and the Company through December 3, 2004) and John E. Martinez, each an Interested Director/Trustee, an annual fee of $32,500. Effective June 14, 2005, the Trust and the Company will each pay each Independent Director/Trustee and John E. Martinez an annual fee of $45,000. Each Independent Director/Trustee and John E. Martinez will therefore receive a total annual fee of $90,000 for serving on both Boards. In addition, effective June 14, 2005, the Trust and the Company will each pay a Director/Trustee who serves as chair of a committee of the applicable Board an additional annual fee of $2,500 ($5000 total for both Boards). In the event an Independent Director/Trustee becomes Chair of a Board in the future, the Independent Director/Trustee will receive an additional annual fee of $20,000 for each such Board. Both the Trust and the Company also reimburse each Director/Trustee for travel and other out-of-pocket expenses incurred in connection with attending such meetings. The Officers do not receive any direct remuneration from the Funds.

The table below sets forth the total compensation paid to each Interested Director/Trustee for the calendar year ended December 31, 2004.

Name of Interested Director/Trustee	Aggregate Compensation from the Company	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Company Expenses*	Estimated Annual Benefits Upon Retirement*	Total Compensation From the Funds and Fund Complex**
Lee T. Kranefuss***	$0	$0	Not Applicable	Not Applicable	$0
John E. Martinez	$32,500	$32,500	Not Applicable	Not Applicable	$65,000
Nathan Most****	$32,500	$32,500	Not Applicable	Not Applicable	$65,000

*	No Interested Director/Trustee or Officer is entitled to any pension or retirement benefits from the Company or the Trust.
**	Includes compensation for service on the Board of the Trust and the Board of the Company.
***	Lee T. Kranefuss was not compensated by the Funds due to his employment with BGI during the time period reflected in the table.
****	Served as Director through December 3, 2004.

The table below sets forth the total compensation paid to each Independent Director/Trustee for the calendar year ended December 31, 2004.

Name of Independent Director/Trustee	Aggregate Compensation from the Company	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Company Expenses*	Estimated Annual Benefits Upon Retirement*	Total Compensation From the Funds and Fund Complex**
John B. Carroll***	$32,500	$32,500	Not Applicable	Not Applicable	$65,000
Richard K. Lyons	$32,500	$32,500	Not Applicable	Not Applicable	$91,000	****
George G.C. Parker	$32,500	$32,500	Not Applicable	Not Applicable	$65,000
W. Allen Reed	$32,500	$32,500	Not Applicable	Not Applicable	$65,000

*	No Independent Director/Trustee or Officer is entitled to any pension or retirement benefits from the Company.
**	Includes compensation for service on the Board of the Trust and the Board of the Company.
***	Served as Director through March 1, 2005.
****	Includes compensation as Trustee for Barclays Global Investors Funds and Master Investment Portfolio, investment companies with 27 funds also advised by BGFA and/or for which BGFA provides administration services, and as a Director of the BGI Cayman Prime Money Market Fund, LTD.

Do the Nominees Own Shares of the Funds or Certain Affiliated Entities?

The following table shows the dollar range of equity securities beneficially owned by each Interested Nominee and each Independent Nominee as of as of March 31, 2005 or a more recent date. Dollar amount ranges disclosed are set forth as established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (“1934 Act”).

Name of Nominee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Family of Investment Companies
Interested Nominees
Lee T. Kranefuss	iShares Lehman 1-3 Year Treasury Bond	$50,001 - $100,000	Over $100,000
	iShares Russell 3000 Index	Over $100,000
	iShares GS $ InvesTopTM Corporate Bond	$10,001 - $50,000
	iShares Dow Jones Select Dividend Index	$10,001 - $50,000
John E. Martinez	iShares Russell 1000 Index	Over $100,000	Over $100,000
	iShares Russell 1000 Value Index	Over $100,000
	iShares MSCI EAFE Index	Over $100,000
	iShares S&P 500 Index	Over $100,000

Independent Nominees

Richard K. Lyons	iShares S&P 500 Index	$10,001 - $50,000	Over $100,000
	iShares Lehman 1-3 Year Treasury Bond	Over $100,000
George G.C. Parker	iShares S&P 500 Index	Over $100,000	Over $100,000
	iShares S&P 500 Value Index	Over $100,000
	iShares S&P 400 Index	$10,001 - $50,000
	iShares S&P 400 Value Index	Over $100,000
	iShares S&P 600 Index	$10,001 - $50,000
	iShares S&P Global 100 Index	$10,001 - $50,000
	iShares S&P 100 Index	Over $100,000
	iShares Dow Jones U.S. Healthcare Sector Index	$50,001 - $100,000

Name of Nominee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Family of Investment Companies
	iShares Dow Jones Select Dividend Index	Over $100,000
	iShares Russell 2000 Value Index	Over $100,000
	iShares Russell 2000 Index	$50,001 -$100,000
	iShares Russell 1000 Value Index	Over $100,000
	iShares MSCI EAFE Index	Over $100,000
	iShares MSCI Emerging Markets Index	$50,001 - $100,000
	iShares MSCI France Index	$10,001 - $50,000
	iShares MSCI South Korea Index	$10,001 - $50,000
	iShares MSCI Mexico Index	$10,001 - $50,000
	iShares MSCI Singapore Index	$10,001 - $50,000
	iShares MSCI United Kingdom Index	$10,001 - $50,000
	iShares Nasdaq Biotechnology Index	$10,001 - $50,000
	iShares FTSE/Xinhua China 25 Index	$50,001 - $100,000
	iShares GS $ InvesTop™ Corporate Bond	$10,001 - $50,000
	iShare Lehman TIPS Bond	$10,001 - $50,000
W. Allen Reed	None	None	None
Cecilia H. Herbert	iShares MCSI Hong Kong Index	$10,001 - $50,000	Over $100,000
	iShares MSCI Japan Index	$10,001 - $50,000
	iShares Dow Jones Consumer Goods Sector Index	$10,001 - $50,000
	iShares Dow Jones Telecommunications Index	$10,001 - $50,000
	iShares S&P 100 Index	$10,001 - $50,000
	iShares Dow Jones Select Dividend Index	$10,001 - $50,000
Charles A. Hurty	iShares S&P 500 Index	$10,001 - $50,000	$10,001 - $50,000
John E. Kerrigan	iShares Russell 1000 Value Index	Over $100,000	Over $100,000

As of March 31, 2005 or a more recent date, none of the Independent Nominees of the Trust and the Company, or their immediate family members, owned beneficially or of record any securities of BGFA, SEI Investments Distribution Co. (“SEI”), the Funds’ distributor, or any person controlling, controlled by or under common control with BGFA or SEI. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

What are the Committees of the Board?

Audit Committee. Each current Independent Director/Trustee serves on the Audit Committee of the Board of Directors of the Company and the Board of Trustees of the Trust. The purposes of the Audit Committee are to assist the Board in (1) its oversight of the Companies’ accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Companies; (2) its oversight of the Companies’ financial statements and the independent audit thereof; (3) selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); and (4) evaluating the independence of the independent accountants. The Audit Committee of the Board of Directors of the Company and the Board of Trustees of the Trust met four times during the calendar year ended December 31, 2004. Each Audit Committee member then in office attended at least 75% of the Audit Committee meetings held during this period.

Nominating Committee. Each current Independent Director, each of whom is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act, serves on the Nominating Committee of the Board of Directors of the Company and the Board of Trustees of the Trust. The Nominating Committee nominates individuals for Independent Director membership on the Board. The Nominating Committee evaluates candidates’ qualifications for board membership, including their independence from the Funds’ investment adviser and other principal service providers and the potential effects of any other relationship that might impair the independence of a candidate. In addition, the Nominating Committee periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board. The Nominating Committee from time to time may adopt specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership. As of the date of this Proxy Statement, the Board has adopted a policy that does not permit a candidate to stand for election or appointment to the Board if the person has already reached the age of 72. The Nominating Committee considers nominees recommended by shareholders, if such nominees are submitted in accordance with Rule 14a-8 of the 1934 Act, in conjunction with a shareholder meeting to consider the election of Directors or Trustees. The Nominating Committee did not meet during the calendar year ended December 31, 2004. The Nominating Committee met once during the period from January 1, 2005 through April 30, 2005. Each Nominating Committee member then in office attended the Nominating Committee meeting held during this period. A copy of the Nominating Committee Charter is not available on the Companies’ web site, but is attached to this Proxy Statement as Appendix B.

What did the Board consider in approving the Nominees?

At a meeting of the Board’s Nominating Committee held on March 1, 2005, the Committee nominated each Independent Nominee. At a special meeting of the Board held on April 22, 2005, the Board, including the Independent Directors/Trustees, agreed that the Nominees should be submitted to shareholders for approval. The Board determined that shareholder election of the Nominees would be in the best interests of the Funds and their shareholders.

In determining whether it was appropriate to recommend the Nominees for approval by shareholders, the Board reviewed information that it believed appropriate to reach its decision. The Board considered the following factors, among others:

•	Each of the Nominees has had a distinguished career and has the professional experience and the background necessary to make valuable contributions to the Board.

•	With regard to the Nominees who currently serve on the Board, the Board noted that each of the current Directors and Trustees has extensive experience with, and knowledge of, the Funds. Moreover, during each Director’s/Trustee’s tenure, each has brought, and is expected to continue to bring, a wide range of expertise to the Board and the oversight of the Funds.

•	The composition of the Board and the contemplated role of the Independent Directors/Trustees on the Board, if elected as proposed, which would satisfy recently adopted SEC requirements.

Each of the Nominees has indicated his/her willingness to serve as a Trustee of the Trust and Director of the Company if elected. The Board knows of no reason why the Nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted Nominee as the Board may recommend.

What is the Board’s recommendation?

The Board recommends that you vote FOR all Nominees. In reaching its decision to recommend election of the Nominees, the Board did not identify any single factor as being of paramount importance. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board voted to nominate the Nominees and recommend election of the Nominees by the shareholders of the Funds.

What is the required vote for Proposal 1?

iShares Trust

The affirmative vote of a plurality of votes cast, voted in person or by proxy at the Special Meeting, is required for the election of each Nominee to the Board of Trustees of the Trust.

iShares, Inc.

The affirmative vote of a majority of shares present in person or by proxy at the Special Meeting, is required for the election of each Nominee to the Board of Directors of the Company.

If you sign and return your proxy but give no voting instructions, your shares will be voted FOR all Nominees named herein.

What happens if Shareholders do not approve Proposal 1?

If the Nominees are not approved by shareholders of the Trust or the Company, the current Board of the Trust and the Company will remain in place and the Board may consider alternative nominations for the Trust and the Company.

PROPOSAL 2: TO APPROVE THE MODIFICATION OR ELIMINATION OF CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 2A-2D).

What are shareholders being asked to approve?

The 1940 Act requires each Fund to adopt fundamental investment restrictions with respect to several specific types of activities, including a Fund’s ability to issue senior securities, make loans to other persons, and concentrate its investments in any particular industry or group of industries. The Board is proposing that shareholders approve revisions to certain of the Funds’ fundamental investment restrictions, as described more fully in this Proposal, in an effort to standardize the Funds’ investment restrictions and provide the Funds with the maximum investment flexibility permitted under current law.

Shareholders are being asked to approve such changes because the 1940 Act requires changes in fundamental investment restrictions to be approved by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Why are shareholders being asked to approve changes to the Funds’ investment restrictions?

The Board believes that such changes would be in the best interest of each affected Fund and its respective shareholders. Because the Funds commenced operations at different times and under different conditions, certain of the Funds’ current investment restrictions vary slightly between Funds. In addition, some of the Funds’ current fundamental investment restrictions can be traced back to federal or state securities law requirements that have since been made less restrictive, or business or industry conditions that may no longer be applicable to the Funds. As a result, some of the current investment restrictions unnecessarily limit the investment strategies available to the portfolio managers in managing each Fund’s assets and may increase the cost of managing the Funds.

What is the Board’s recommendation?

The Board believes it is appropriate to simplify, modernize and make the fundamental investment restrictions of the Funds more consistent. The Board believes that the proposed changes will enhance management’s ability to manage the Funds’ assets efficiently, will provide each Fund with more flexibility to respond to changing regulatory and investment environments, and will permit management and the Board to review and monitor investment restrictions more easily. In addition, the proposed changes will assist the Funds in making regulatory filings in a more efficient and cost effective manner. The Board does not anticipate, however, that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in each Fund. Due to these and other considerations, the Board recommends that Fund shareholders approve the modifications to the Funds’ fundamental investment restrictions described below.

Shareholders of each Fund affected by Proposals 2A through 2D will be asked to vote on each proposed fundamental restriction separately on the enclosed proxy card.

Proposal 2A – Senior Securities

Applicable Funds – All Funds

Current Fundamental Investment Restriction. The current fundamental investment restrictions regarding senior securities for the Funds are set forth in the table that follows:

Fund	Current Policy
iShares Trust – All Funds	No Fund will issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

iShares, Inc. – All Funds	No Fund will issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund’s total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings.

Proposed Fundamental Investment Restriction. If the proposed amendment is approved by shareholders, each Fund’s fundamental investment restriction regarding issuing senior securities would read as follows:

Fund	Proposed Policy
iShares Trust – All Funds iShares, Inc. – All Funds	No Fund will issue any senior security, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification. The proposed modification is intended to simplify and conform the Funds’ investment restrictions, and is not expected to have a material impact on the operation of the Funds.

The 1940 Act prohibits the Funds from issuing “senior securities,” except where certain conditions are met. Under the 1940 Act, the borrowing of money by a Fund could, except in accordance with certain conditions and limitations, be considered to be the issuance by the Fund of a “senior security” since the creditor who loaned money to the Fund would have a claim against fund assets.

Under each Fund’s current fundamental investment restriction, each Fund is prohibited from issuing senior securities except for borrowings and other transactions for which the proper level of asset coverage is maintained as required by the 1940 Act or SEC interpretation. The proposed investment restriction eliminates the restriction applicable to the Funds of iShares, Inc. that prohibits such Funds from purchasing securities while borrowings in excess of 5% of the Fund’s total assets are outstanding. The Funds had adopted this restriction in order to comply with state laws that are no longer applicable and its elimination would provide the Funds with additional portfolio management flexibility. Except for this change, the proposed investment restriction does not substantially alter the Funds’ policy on issuing senior securities, although it does simplify the current restriction and make it uniform with respect to each Fund. In all cases, the Funds will continue to be subject to the limitation on borrowing and may engage in such other activities only to the extent permitted by applicable SEC interpretation. Furthermore, a Fund would not be able to engage in such activities unless its investment policies and strategies so permit.

Proposal 2B – Loans

Applicable Funds – All Funds

Current Fundamental Investment Restriction. The current fundamental investment restrictions regarding loans for the Funds are set forth in the table that follows:

Fund	Current Policy
iShares Trust – All Funds	No Fund will make loans. This restriction does not apply to: (i) the purchase of debt obligations in which each Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

iShares, Inc. – All Funds	No Fund will lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets.

Proposed Fundamental Investment Restriction. If the proposed amendment is approved by shareholders, each Fund’s fundamental investment restriction regarding loans would read as follows:

Fund	Proposed Policy
iShares Trust – All Funds iShares, Inc. – All Funds	No Fund will make loans except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification. The proposed modification is intended to simplify and conform the Funds’ investment restrictions, and is not expected to have a material impact on the operation of the Funds.

The proposed investment restriction permits each Fund to lend its underlying portfolio securities to the extent permitted by the 1940 Act or SEC interpretation. Current staff interpretations limit loans of a Fund’s securities to one-third of the Fund’s assets, including any collateral received from the loan, provided that borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Funds’ current restrictions are consistent with this limitation. Should the SEC staff modify the requirements governing a Fund’s ability to loan its securities in the future, under the proposed restriction, each Fund would be able to take advantage of that increased flexibility without requiring further shareholder action. Further, it is not anticipated that the proposed change would affect any Fund’s securities lending activities in the near term.

Proposal 2C – Industry Concentration

Applicable Funds –The iShares MSCI Mexico Index,

iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds

Current Fundamental Investment Restriction. The current industry concentration policy for the iShares MSCI Mexico Index, iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds is set forth in the table that follows:

Fund	Current Policy
iShares MSCI Mexico Index, iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds	With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, a Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if an investment in the stock of a single issuer would account for more than 25% of the Fund’s assets, that Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. A Fund may not concentrate its investments except as discussed above.

Proposed Fundamental Investment Restriction. If the proposed amendment is approved by shareholders, the industry concentration policy for the iShares MSCI Mexico Index, iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds would read as follows:

Fund	Policy
iShares MSCI Mexico Index, iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds	No Fund will concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, a Fund will concentrate to approximately the same extent that its benchmark index concentrates in the stocks of such particular industry or group of industries, provided that each Fund will comply with the diversification requirements applicable to regulated investment companies of the Internal Revenue Code, any underlying Treasury regulations or any successor provision.

Discussion of Proposed Modification. The proposed modification is intended to help the iShares MSCI Mexico Index, iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds more closely track the risk and return performance of their respective underlying indexes.

The proposed modification is intended to provide each of the iShares MSCI Mexico Index, iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds with additional portfolio flexibility and is designed to help each Fund better track its underlying index. The proposed modification would simplify each Fund’s industry concentration policy by removing restrictions not required by law and would allow each Fund to more closely align the percentage of its portfolio invested in securities of a particular industry or group of industries with the percentage that such industry or group of industries represents in the Fund’s respective underlying index. In addition, the proposed modification would eliminate the requirement relating to securities of a single issuer and would allow each Fund to more closely align the percentage of its portfolio invested in securities of a single issuer to the percentage of such issuer represented in the Fund’s respective underlying index. BGFA recommended these changes to the Board and believes that the proposed changes are in the best interests of shareholders because a more flexible policy, among other things, will help the Funds more closely track the risk and return performance of their respective underlying indexes and reduce costs associated with portfolio rebalancing.

In addition, BGFA recommended, and the Board agreed, that it would be in the Funds’ best interests to have a more simplified industry concentration policy that would be more readily understood by shareholders. All of the other iShares, Inc. Funds currently operate under the proposed industry concentration policy. Therefore, unifying the policy across all Funds of iShares, Inc. should simplify disclosure and promote efficiency and ease of compliance monitoring.

Proposal 2D – Elimination of Investment Restriction on Investments in a Single Issuer

Applicable Funds – The iShares MSCI Mexico Index,

iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds

The proposed modification is intended to help the Funds more closely track the risk and return performance of their respective underlying indexes.

Each of the iShares MSCI Mexico Index, iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds currently have a fundamental investment policy stating that it will not purchase a security (other than obligations of the United States Government, its agencies and instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer. The Board believes that the removal of this fundamental policy is in the best interests of shareholders because the restriction can cause frequent adjustments to a Fund’s portfolio, which may adversely affect a Fund’s ability to closely track its respective underlying index and result in the incurrence of unnecessary transaction costs and the realization of taxable gains that would otherwise not have to be realized.

The iShares MSCI Mexico Index, iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds’ benchmark indexes may, at times, have greater than 25% weightings in the securities of one issuer. The current fundamental policy requires that the iShares MSCI Mexico Index, iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds comply with the 25% restriction each day. In order to qualify as a regulated investment company under the Internal Revenue Code (the “Code”), a Fund must ensure that, as of the end of each fiscal quarter, no more than 25% of its total assets are invested in the securities of any one issuer. Thus, the current fundamental policy of these Funds is more restrictive than otherwise permitted by applicable law. This results in an unnecessary burden on managing the Fund and potentially limits a Fund’s ability to track its underlying index. Therefore, BGFA believes that if the proposed policy is approved by shareholders, there may be less frequent adjustments to a Fund’s portfolio, which may decrease tracking error as well as the incurrence of unnecessary transaction costs and the realization of taxable gains. Moreover, none of the other iShares Funds have this investment restriction. In addition, if the proposal is approved by shareholders, in light of the Code requirement, BGFA does not expect a Fund’s investment in the securities of a single issuer to exceed 25% as of each fiscal quarter end.

What is the required vote for Proposals 2A-2D?

Each Proposal must be approved by each Fund that is subject to the Proposal by the affirmative vote of a “majority of the outstanding voting securities” of each such Fund. For this purpose, this means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Special Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Special Meeting in person or by proxy.

What happens if shareholders do not approve one or more of the Proposals set forth in 2A-2D?

In the event that a Proposal is not approved by the shareholders of a particular Fund, the current fundamental policy will continue in effect with respect to such Fund. If one or more of the Proposals are not approved, the Board will consider other actions that may be taken, including such alternative proposals as may be recommended by BGFA.

What is the Board’s recommendation?

In order to promote uniformity among all the Funds, the Board recommends that shareholders of Funds impacted by Proposals 2A-2D vote FOR the proposed changes. Based upon its review, the Board has determined that Proposals 2A-2D are in the best interests of each affected Fund and their respective shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Directors/Trustees present at the meeting, unanimously approved Proposals 2A-2D and voted to recommend their approval by shareholders.

PROPOSAL 3: TO APPROVE A CHANGE IN THE CLASSIFICATION OF CERTAIN FUNDS’ INVESTMENT OBJECTIVES FROM FUNDAMENTAL INVESTMENT POLICIES TO NON-FUNDAMENTAL INVESTMENT POLICIES.

Which Funds are subject to the Proposal?

The Board approved the submission of the Proposal to shareholders of the following Funds:

iSHARES TRUST

iShares Dow Jones Funds	iShares Russell Funds
iShares Dow Jones U.S. Consumer Goods Sector Index	iShares Russell 1000 Growth Index
iShares Dow Jones U.S. Consumer Services Sector Index	iShares Russell 1000 Index
iShares Dow Jones U.S. Energy Sector Index	iShares Russell 1000 Value Index
iShares Dow Jones U.S. Financial Sector Index	iShares Russell 2000 Growth Index
iShares Dow Jones U.S. Financial Services Index	iShares Russell 2000 Index
iShares Dow Jones U.S. Healthcare Sector Index	iShares Russell 2000 Value Index
iShares Dow Jones U.S. Industrial Sector Index	iShares Russell 3000 Growth Index
iShares Dow Jones U.S. Real Estate Index	iShares Russell 3000 Index
iShares Dow Jones U.S. Technology Sector Index	iShares Russell 3000 Value Index
iShares Dow Jones U.S. Telecommunications Sector Index	iShares Russell Midcap Growth Index
iShares Dow Jones U.S. Total Market Index	iShares Russell Midcap Index
iShares Dow Jones U.S. Utilities Sector Index	iShares Russell Midcap Value Index
iShares Dow Jones U.S. Basic Materials Sector Index
iShares S&P Index Funds
iShares Goldman Sachs Funds	iShares S&P 100 Index
iShares Goldman Sachs Natural Resources Index	iShares S&P 500 Index
iShares Goldman Sachs Networking Index	iShares S&P 500/BARRA Growth Index
iShares Goldman Sachs Semiconductor Index	iShares S&P 500/BARRA Value Index
iShares Goldman Sachs Software Index	iShares S&P Europe 350 Index
iShares Goldman Sachs Technology Index	iShares S&P Global 100 Index
iShares GS $ InvesTop™ Corporate Bond	iShares S&P Global Energy Sector Index
iShares S&P Global Financials Sector Index
iShares Lehman Treasury Funds	iShares S&P Global Healthcare Sector Index
iShares Lehman 1-3 Year Treasury Bond	iShares S&P Global Technology Sector Index
iShares Lehman 20+ Year Treasury Bond	iShares S&P Global Telecommunications Sector Index
iShares Lehman 7-10 Year Treasury Bond	iShares S&P Latin America 40 Index
iShares S&P MidCap 400 Index
iShares Cohen & Steers Fund	iShares S&P MidCap 400/BARRA Growth Index
iShares Cohen & Steers Realty Majors Index	iShares S&P MidCap 400/BARRA Value Index
iShares S&P SmallCap 600 Index
iShares MSCI Index Fund	iShares S&P SmallCap 600/BARRA Growth Index
iShares MSCI EAFE Index	iShares S&P SmallCap 600/BARRA Value Index
iShares S&P/TOPIX 150 Index
iShares Nasdaq Fund
iShares Nasdaq Biotechnology Index

iSHARES, INC.

iShares MSCI Funds	iShares MSCI Malaysia Index
iShares MSCI Australia Index	iShares MSCI Mexico Index
iShares MSCI Austria Index	iShares MSCI Netherlands Index
iShares MSCI Belgium Index	iShares MSCI Pacific ex-Japan Index
iShares MSCI Brazil Index	iShares MSCI Singapore Index
iShares MSCI Canada Index	iShares MSCI South Korea Index
iShares MSCI EMU Index	iShares MSCI Spain Index
iShares MSCI France Index	iShares MSCI Sweden Index
iShares MSCI Germany Index	iShares MSCI Switzerland Index
iShares MSCI Hong Kong Index	iShares MSCI Taiwan Index
iShares MSCI Italy Index	iShares MSCI United Kingdom Index
iShares MSCI Japan Index

The iShares Funds not listed above already have designated their respective investment objectives as non-fundamental investment policies and, therefore, shareholders of these Funds are not being asked to vote on Proposal 3.

What is the proposal?

A “fundamental” investment policy is a policy that cannot be changed without the approval of a majority of a Fund’s outstanding voting securities, as defined in the 1940 Act. Currently, each Fund listed above has an investment objective to seek investment results that generally correspond to a specified underlying index. While each such Fund’s investment objective is a fundamental investment policy, it is common for funds to have investment objectives that are non-fundamental policies, which can be changed without a shareholder vote. At a special meeting held on April 22, 2005, the Board determined that it was in the best interest of each Fund and its shareholders to change the classification of each Fund’s investment objective from a fundamental policy to a non-fundamental policy. While the Board currently does not plan to make any modifications to the Funds’ investment objectives, designating each Fund’s investment objective as non-fundamental will provide the Board with flexibility to respond to changing conditions in a manner it deems to be in the best interests of the Funds and their shareholders without incurring the cost of a proxy solicitation. Shareholders are being asked to approve the reclassification of the fundamental investment objective as a non-fundamental investment policy.

How will the proposal change the investment objective of the Funds?

The proposed reclassification will not result in any changes to each Fund’s current investment objective.

Why are shareholders being asked to approve reclassification of the Funds’ investment objective?

As more fully explained in Proposal 2 of this Proxy Statement, the 1940 Act permits a Fund to designate any of its policies as fundamental policies, even though the 1940 Act or other applicable laws do not require that policy to be deemed fundamental. It is common practice for investment companies to have non-fundamental investment objectives. The Funds that are the subject of this Proposal are currently the only Funds within the Trust and the Company whose investment objectives are deemed fundamental. The proposal to reclassify these objectives as non-fundamental is intended to promote consistency across all Funds and provide the Board with flexibility to make changes it deems to be in the best interests of the Funds and their shareholders.

Will the proposed reclassification change the way each Fund is managed?

BGFA does not intend to alter the way in which it manages any of the Funds nor does it believe that the Proposal will affect the investment risk associated with the Funds. Should shareholders of the relevant Funds approve this Proposal, these Funds would continue to be managed subject to the same investment objectives, strategies, and policies expressed in each Fund’s prospectus, as well as the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder.

What is the required vote?

Shareholders of each Fund set forth in this Proposal must approve the Proposal for it to be effective. The Proposal must be approved by the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Special Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Special Meeting in person or by proxy.

What happens if shareholders do not approve the Proposal?

In the event that the Proposal is not approved by the shareholders of a particular Fund, that Fund’s investment objective will continue to be a fundamental investment policy, which may not be changed without shareholder approval.

What is the Board’s recommendation?

In order to promote uniformity among all the Funds and provide the Board with flexibility to make changes it deems to be in the best interests of the Funds and their shareholders, the Board recommends that shareholders of the Funds impacted by Proposal 3 vote FOR the reclassification of each Fund’s fundamental investment objective. Based upon its review, the Board has determined that the Proposal is in the best interests of each Fund and its respective shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Directors/Trustees present at the meeting, unanimously approved the Proposal and voted to recommend its approval.

PROPOSAL 4: TO APPROVE A NEW ADVISORY AGREEMENT WITH BARCLAYS GLOBAL FUND ADVISORS FOR THE iSHARES MSCI SINGAPORE INDEX FUND IN ORDER TO EFFECT A CHANGE TO THE FUND’S FEE STRUCTURE (SUCH CHANGE WILL NOT INCREASE THE NET ADVISORY FEE OR THE TOTAL EXPENSES PAYABLE BY THE FUND).

What is the proposal?

At a special meeting of the Board held on April 22, 2005, the Board considered, approved and recommended to shareholders of the iShares MSCI Singapore Index Fund for their approval, a new Advisory Agreement (the “Proposed Advisory Agreement”) between the Company, on behalf of the iShares MSCI Singapore Index Fund and BGFA, the Fund’s investment adviser. The Board is proposing that the shareholders of the iShares MSCI Singapore Index Fund approve the Proposed Advisory Agreement. The current Advisory Agreement between the Company, on behalf of the iShares MSCI Singapore Index Fund and BGFA, dated as of May 8, 2000 (the “Current Advisory Agreement”) is attached to this Proxy Statement as Appendix C and is marked to show changes against the Proposed Advisory Agreement.

As described in more detail below, the Proposed Advisory Agreement would provide the Fund with the opportunity to lower advisory fees by taking advantage of fee reductions that currently are available to other iShares Funds, but which are not available to the Fund under the Current Advisory Agreement. The Current Advisory Agreement provides a reduced fee rate on Fund net assets in excess of designated asset level “breakpoints.” The Proposed Advisory Agreement would permit the Fund to take advantage of breakpoints based not only on the Fund’s net assets, but on the aggregate net assets of the Fund and certain other Funds of iShares, Inc. While the Fund does not have sufficient assets to take advantage of the breakpoints set forth in the Current Advisory Agreement, it is expected that the Fund would be able to benefit from the breakpoints in the Proposed Advisory Agreement when its net assets are combined with certain other Funds of iShares, Inc. (as described in more detail below). This would result in the Fund paying a lower advisory fee.

The Current Advisory Agreement was last approved by shareholders of the iShares MSCI Singapore Index Fund at a special meeting of shareholders held on May 5, 2000 and was last approved by the Board of Directors at a Board meeting held on June 15, 2004. The Proposed Advisory Agreement was submitted to shareholders of all Funds of iShares, Inc., including the iShares MSCI Singapore Index Fund, at a special meeting of shareholders held on December 19, 2001. The Proposed Advisory Agreement was approved by the shareholders of the other Funds of iShares, Inc. at this meeting, but was not approved by the shareholders of the iShares MSCI Singapore Index Fund.

According to the terms of both the Proposed Advisory Agreement and the Current Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of the iShares MSCI Singapore Index Fund, manages, and will continue to manage, the investment of the Fund’s assets.

What is the Board’s recommendation?

As discussed in more detail below, the Board determined that the Proposed Advisory Agreement, including the investment advisory fee rates thereunder, is fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Fund and its shareholders to approve the Proposed Advisory Agreement.

What are the key differences between the Current Advisory Agreement and the Proposed Advisory Agreement?

Advisory Fees

A key difference between the Current Advisory Agreement and the Proposed Advisory Agreement is that the Proposed Advisory Agreement applies fee breakpoints based on the aggregate net assets of the iShares MSCI Singapore Index Fund and certain other funds of iShares, Inc., rather than just the net assets of the iShares MSCI

Singapore Index Fund. These breakpoints lower the advisory fee charged by BGFA when net assets exceed certain dollar threshold amounts. The following table provides a comparison of the advisory fees and breakpoints under the Current Advisory Agreement and the Proposed Advisory Agreement:

Current Advisory Agreement – Advisory Fees	Proposed Advisory Agreement – Advisory Fees
• 0.59% per annum of the aggregate net assets of the iShares MSCI Singapore Index Fund less than or equal to $7.0 billion	• 0.59% per annum of the aggregate net assets of the Category I Funds* less than or equal to $7.0 billion

• 0.54% per annum of the aggregate net assets of the Fund between $7.0 billion and $11.0 billion	• 0.54% per annum of the aggregate net assets of the Category I Funds between $7.0 billion and $11.0 billion

• 0.49% per annum of the aggregate net assets of the Fund in excess of $11.0 billion	• 0.49% per annum of the aggregate net assets of the Category I Funds in excess of $11.0 billion

*  Category I Funds include the iShares MSCI Australia Index, iShares MSCI Austria Index, iShares MSCI Belgium Index, iShares MSCI Canada Index, iShares MSCI EMU Index, iShares MSCI France Index, iShares MSCI Germany Index, iShares MSCI Hong Kong Index, iShares MSCI Italy Index, iShares MSCI Japan Index, iShares MSCI Malaysia Index, iShares MSCI Mexico Index, iShares MSCI Netherlands Index, iShares MSCI Singapore Index, iShares MSCI Spain Index, iShares MSCI Sweden Index, iShares MSCI Switzerland Index and iShares MSCI United Kingdom Index Funds.

BGFA expects that the Fund will pay a lower advisory fee if the Proposed Advisory Agreement is approved by shareholders due to the application of the breakpoints to the aggregate net assets of all the Category I Funds, which includes the iShares MSCI Singapore Index Fund.

Expenses

Another key difference between the Current Advisory Agreement and the Proposed Advisory Agreement is the structure of the payments required to be made by the iShares MSCI Singapore Index Fund. Under the Current Advisory Agreement, the Fund pays an investment advisory fee and also pays Fund expenses. Under the Current Advisory Agreement, the amount of the advisory fee paid to BGFA is reduced by the amount of expenses paid by the Fund. Under the Proposed Advisory Agreement, the Fund would pay an investment advisory fee to BGFA and BGFA would pay certain Fund expenses (as described below) that otherwise would be paid by the Fund under the Current Advisory Agreement. If the Proposed Advisory Agreement is approved by shareholders, neither the advisory fee nor the total expenses payable by the Fund will increase as a result of a change to the fee structure. The differences between the current and proposed fee structures are discussed in more detail below.

Under the Current Advisory Agreement, the iShares MSCI Singapore Index Fund pays certain expenses, including the cost of transfer agency, custody, fund administration, legal and audit services, index licensing and other expenses, in addition to the investment advisory fee. The iShares MSCI Singapore Index Fund currently pays BGFA an annual gross investment advisory fee (calculated based on the rates described in the table above), less the aggregate of the Fund’s other fees and expenses (but not including certain “Excluded Expenses”). Excluded Expenses are: (i) expenses incurred in connection with the execution of portfolio securities transactions on behalf of the Fund, (ii) expenses incurred in connection with any distribution plan adopted by the Company in compliance with Rule 12b-1 under the 1940 Act, (iii) litigation expenses, (iv) taxes (including, but not limited to, income, excise, transfer and withholding taxes), (v) any cost or expense that a majority of the Directors of the Company who are not “interested persons” (as defined in the 1940 Act) deems to be an extraordinary expense, and (vi) the advisory fee payable to BGFA thereunder. The Current Advisory Agreement provides that BGFA shall reimburse the Fund to the extent the expenses of the Fund (not including the Excluded Expenses) exceed the amount calculated based on the rates set forth in Schedule A to the Current Advisory Agreement.

Under the Proposed Advisory Agreement, the iShares MSCI Singapore Index Fund will pay BGFA an annual gross investment advisory fee (calculated based on the rates described in the table above). Under the Proposed Advisory Agreement, BGFA will pay all expenses incurred by the Fund, other than the Excluded Expenses. The Fund will no longer be required to reimburse BGFA for certain Fund expenses as provided in the Current Advisory Agreement; BGFA will be directly responsible for paying all expenses of the Fund (other than the Excluded Expenses). Neither the net advisory fee nor the total expenses payable by the Fund will increase as a result of the change to the fee structure in the Proposed Advisory Agreement. If the Proposed Advisory Agreement is approved by shareholders the presentation of the Fund’s expenses in the Fund’s registration statement and financial reports will change to reflect that the Fund will only pay an advisory fee and Excluded Expenses, if any.

Continuation and Termination

The Current Advisory Agreement continues in effect for one year from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Current Advisory Agreement is also terminable upon 60 days’ notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Proposed Advisory Agreement will continue in effect for two years from its effective date with respect to the iShares MSCI Singapore Index Fund, and thereafter will be subject to annual approval and termination under terms that are the same as the terms of the Current Advisory Agreement. The amount of fees paid to BGFA, on behalf of the iShares MSCI Singapore Index Fund, for the fiscal year ended August 31, 2004 was $751,097.

What did the Board consider in approving the Proposed Advisory Agreement?

At a meeting held on April 22, 2005, the Board approved the Proposed Advisory Agreement, subject to approval by the iShares MSCI Singapore Index Fund’s shareholders, based on the Board’s review of the qualitative and quantitative information provided by BGFA. In approving the Proposed Advisory Agreement, the Board, including the Independent Directors, who are advised by independent counsel, considered various factors, none of which was controlling, and made the following conclusions.

Nature, Extent and Quality of Services Provided by BGFA

The Board reviewed the scope of services to be provided by BGFA under the Proposed Advisory Agreement and noted that there were no differences between the level or type of service provided by BGFA under the Current Advisory Agreement and the level or type of service proposed to be provided by BGFA under the Proposed Advisory Agreement. In reviewing the scope of services provided to the Fund by BGFA, the Board reviewed and discussed BGFA’s investment philosophy and experience. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered BGFA’s investment processes and strategies, and matters related to BGFA’s portfolio transaction policies and procedures. The Board noted that BGFA does not provide investment advisory services to any other fund or account seeking to track the same index as the Fund and, therefore, no comparative performance information was available for additional consideration. The Board noted, however, that during BGFA’s term as investment adviser, the Fund had met its investment objective of seeking investment results that correspond generally to the price and yield performance, before fees and expenses, of the Fund’s underlying index. Based on this review, the Board concluded that the nature, extent and quality of services to be provided by BGFA to the Fund under the Proposed Advisory Agreement are appropriate and continue to support the Board’s original selection of BGFA as investment adviser to the Fund.

Fund Expenses and Performance of the Fund and BGFA

The Board reviewed statistical information regarding the expense ratio components, contractual advisory fees, actual advisory fees, and actual total expenses of the Fund in comparison with the same information for other funds registered under the 1940 Act objectively determined solely by Lipper Inc. (“Lipper”), an independent provider of investment company data, as the Fund’s applicable peer group (the “Lipper Peer Group”). The Lipper Peer Group included retail no-load or institutional pure index funds with differing investment objective classifications (e.g., regional index funds, funds that hold American Depositary Receipts rather than portfolio securities traded on foreign exchanges) and other attributes (e.g., all-inclusive management fees, “at cost” service providers) as well as other exchange-traded funds, including exchange-traded funds organized as unit investment trusts rather than as managed investment companies like the Fund. In addition, the Board reviewed statistical information regarding the performance of the Fund for the most recent quarter, and the one-, three- and five-year periods, ended March 31, 2005 and a comparison of the Fund’s performance to that of the funds in the Lipper Peer Group. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to prepare this information. The Board noted that the funds in the Lipper Peer Group did not include a Singapore index fund or any other single-country index fund and, therefore, the statistical information did not provide meaningful direct comparisons. The Board noted that the Fund generally tracked its underlying index over the periods reflected. The Board also discussed that the advisory fee for the Fund for the most recent fiscal year was the highest of the advisory fees of the funds in the Lipper Peer Group, and that the Fund’s actual total expenses equaled the highest actual total expenses of the funds in the Lipper Peer Group, but noted that many of the funds in the Lipper Peer Group had either dissimilar fee structures or had substantial fee waivers and significantly larger asset bases, as well as differing investment objective classifications and other attributes (as discussed above), and therefore did not provide meaningful direct comparisons. The Board also considered that, because the Fund’s investment objective is to seek investment results that correspond generally to the performance, before fees and expenses, of a single-country index, with limited investor demand, the Fund is likely not to achieve consistent asset levels that would result in lower fees under the Current Advisory Agreement. The Board considered, however, that under the Proposed Advisory Agreement, because the Fund’s investment advisory fee rates will be applied to the aggregate assets of the Fund and other series of the Company, the Fund would be charged lower fees by BGFA. The Board also noted that, although not included in the Lipper Peer Group, the other single-country series of the Company provided a meaningful direct comparison to the Fund and the investment advisory fee rate for the Fund under the Proposed Advisory Agreement, and that the investment advisory fee rate under the Proposed Advisory Agreement would be the same as the investment advisory fee rates for most of the other single-country series of the Company. Based on this review, the Board concluded that the expense levels and the historical performance of the Fund, as managed by BGFA, as compared to the expense levels and performance of the funds in the Lipper Peer Group were satisfactory for the purposes of approving the Proposed Advisory Agreement.

Costs of Services Provided to Fund and Profits Realized by BGFA and Affiliates

The Board reviewed information about the profitability of the Fund to BGFA based on the fees payable under the Current Advisory Agreement for the last calendar year, which amounts are not expected to increase under the Proposed Advisory Agreement. The Board analyzed the Fund’s expenses, including its investment advisory fees paid to BGFA. The Board also reviewed information regarding direct revenue received by BGFA and ancillary revenue received by BGFA and/or its affiliates in connection with the services provided to the Fund by BGFA (as discussed in detail below). The Board discussed the differences in fee structure between the

Current Advisory Agreement and the Proposed Advisory Agreement and how the proposed new fee structure, under which BGFA will be responsible for paying all expenses of the Fund other than the Excluded Expenses, would change the presentation, but not the amount, of the Fund’s profitability to BGFA going forward, should the Fund’s shareholders vote to approve the Proposed Advisory Agreement. The Board also discussed BGFA’s profit margin as reflected in the Fund’s profitability analysis and as compared to the profit margin currently achieved by BGFA in managing other iShares Funds. Based on this review, the Board concluded that the profits to be realized by BGFA and its affiliates under the Proposed Advisory Agreement and from other relationships between the Fund and BGFA and/or its affiliates, if any, were likely to be within the range the Board considered reasonable and appropriate.

Economies of Scale

In connection with its review of the Fund’s profitability analysis, the Board received information regarding economies of scale or other efficiencies that may result from increases in the Fund’s asset level in light of the investment advisory fee rates and breakpoints under the Current Advisory Agreement and that may result from increases in the asset levels of the Fund and the other series of the Company that would be included in the aggregate assets against which the same investment advisory fee rates and breakpoints would be applied under the Proposed Advisory Agreement. The Board noted that the Fund’s asset levels are not likely to increase sufficiently to reach the breakpoints under the Current Advisory Agreement. In contrast, under the Proposed Advisory Agreement the Fund would achieve an immediate and likely ongoing benefit from the application of those same investment advisory fee breakpoints to aggregate assets of the Fund and certain other series of the Company, in calculating the Fund’s investment advisory fee. Based on this review, the Board concluded that the proposed new fee structure in the Proposed Advisory Agreement reflects a more favorable sharing of economies of scale for the benefit of the Fund’s shareholders and provides the potential to experience further sharing of economies of scale as the Fund or other series of the Company grow in size.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BGFA’s Affiliates

The Board also received and considered information regarding the Fund’s maximum investment advisory fee rate under the Proposed Advisory Agreement in comparison to the investment management fee rates for other funds/accounts with substantially similar investment objectives and strategies for which BGI, BGFA’s affiliate, provides investment management services. The Board noted that comparative investment management fee information was available only with respect to certain collective funds, as BGFA and its affiliates do not manage any mutual funds, separate accounts or other exchange-traded funds with substantially similar investment objectives and strategies as the Fund. The Board further noted that BGFA had provided the Board with information regarding how the level of services provided to a collective fund differed from an exchange-traded open-end investment company such as the Fund, and with information regarding the marketing and pricing of collective funds that indicated such products were not typically offered on a stand-alone investment basis but only as a part of an allocation among many single-country index collective funds that were each priced on an aggregate client relationship level. The Board analyzed the level of the investment advisory/management fees in relation to the nature and extent of services provided to the Fund in comparison with the nature and extent of services provided to the collective funds, including, among other factors, the level of complexity in managing the Fund and the collective funds under differing regulatory requirements and the various client guidelines or other requirements, the nature and extent of the shareholder support services provided to the Fund and its shareholders in comparison with the nature and extent of the services provided to collective funds and their clients, and in relation to the Fund’s and the collective funds’ fee structures and asset levels. The Board noted that the investment management fee rates for the collective funds were lower than the maximum investment advisory fee rate under the Proposed Advisory Agreement, but that the differences appeared to be fully attributable to, among other things, the externalization of certain expenses by the collective funds including custody and administration expenses and, based on the estimates provided by BGFA, the costs of the regulatory requirements and additional shareholder services applicable to the Fund as an open-end investment company rather than a collective fund. The Board also noted that the investment advisory fee rate under the Proposed Advisory Agreement was the same as the investment advisory fee rates for most of the other single-country series of the Company. Based on this review, the Board determined that the investment advisory fee rates under the Proposed Advisory Agreement do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that the investment advisory fee rates under the Proposed Advisory Agreement are fair and reasonable.

Other Benefits to BGFA and/or its Affiliates

The Board reviewed any ancillary revenue received by BGFA and/or its affiliates in connection with the services provided to the Fund by BGFA, such as the payment of securities lending revenue to BGI, the Company’s securities lending agent, and the payment of advisory fees and/or administration fees to BGFA and BGI in connection with the Fund’s investments in other funds for which BGFA provides investment advisory services and/or BGI provides administration services. The Board concluded that any such ancillary benefits that will likely continue under the Proposed Advisory Agreement would not be disadvantageous to the Fund’s shareholders.

Additional Information About the Adviser

The Adviser, located at 45 Fremont Street, San Francisco, California, 94105, is a California corporation and is a wholly owned subsidiary of BGI, a national banking association located at the same address. BGI is indirectly owned by Barclays Bank PLC, located at 1 Churchill Place, London, E145HP, United Kingdom, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. BGFA and its parent, BGI, manage, administer or advise assets aggregating in excess of $1.3 trillion as of March 31, 2005. The directors and principal executive officers and their positions with the Adviser are set forth below:

Name	Principal Occupation
Blake Grossman	Director and Chairman of the Board of Directors of BGFA and Chief Executive Officer and Director of BGI
Frank Ryan	Chief Financial Officer of BGFA and Chief Financial Officer of BGI
Richard Ricci	Chief Operating Officer of BGFA and BGI

Lee T. Kranefuss, an Interested Director/Trustee and Interested Nominee and Michael Latham, Secretary of the Funds, are also officers of BGFA or its parent, BGI.

The Adviser also acts as investment adviser or sub-adviser for a number of investment companies and portfolios. Below is a table that sets forth information regarding certain international equity index funds that are either advised or sub-advised by the Adviser. While the funds in the table have investment objectives that are similar to the iShares MSCI Singapore Index Fund insofar as they are also international equity index funds, each fund’s investment objective and strategies are not substantially the same as those of the iShares MSCI Singapore Index Fund.

Name	Adviser’s Role in Managing the Fund	Net Assets as of March 31, 2005	Advisory or Sub-Advisory Fee/Contractual Fee Waiver
iShares MSCI Emerging Markets Index Fund	Adviser	$4,298,168,851	0.75% per annum of the aggregate net assets of the Fund

iShares MSCI Hong Kong Index Fund	Adviser	$575,148,408	0.59% per annum of the aggregate net assets of the certain Funds named as Category I Funds* less than or equal to $7.0 billion plus 0.54% per annum of the aggregate net assets of the certain Funds named as Category I Funds* between $7.0 billion and $11.0 billion plus 0.49% per annum of the aggregate net assets of the certain Funds named as Category I Funds* in excess of $11.0 billion

Name	Adviser’s Role in Managing the Fund	Net Assets as of March 31, 2005	Advisory or Sub-Advisory Fee/Contractual Fee Waiver
iShares MSCI Japan Index Fund	Adviser	$6,814,081,059	0.59% per annum of the aggregate net assets of the certain Funds named as Category I Funds* less than or equal to $7.0 billion plus 0.54% per annum of the aggregate net assets of the certain Funds named as Category I Funds* between $7.0 billion and $11.0 billion plus 0.49% per annum of the aggregate net assets of the certain Funds named as Category I Funds* in excess of $11.0 billion

iShares MSCI Malaysia Index Fund	Adviser	$310,857,240	0.59% per annum of the aggregate net assets of the certain Funds named as Category I Funds* less than or equal to $7.0 billion plus 0.54% per annum of the aggregate net assets of the certain Funds named as Category I Funds* between $7.0 billion and $11.0 billion plus 0.49% per annum of the aggregate net assets of the certain Funds named as Category I Funds* in excess of $11.0 billion

iShares MSCI Pacific ex-Japan Index Fund	Adviser	$1,271,345,483	0.50% per annum of the aggregate net assets of the Fund

iShares MSCI South Korea Index Fund	Adviser	$585,274,306	0.74% per annum of the aggregate net assets of the certain Funds named as Category II Funds** less than or equal to $2 billion plus 0.69% per annum of the aggregate net assets of the certain Funds named as Category II Funds** between $2 billion and $4 billion plus 0.64% per annum of the aggregate net assets of the certain Funds named as Category II Funds** greater than $4 billion

iShares MSCI Taiwan Index Fund	Adviser	$789,020,345	0.74% per annum of the aggregate net assets of the certain Funds named as Category II Funds** less than or equal to $2 billion plus 0.69% per annum of the aggregate net assets of the certain Funds named as Category II Funds** between $2 billion and $4 billion plus 0.64% per annum of the aggregate net assets of the certain Funds named as Category II Funds** greater than $4 billion

International Index Master Portfolio	Adviser	$124,444,592	0.15% per annum of the first $1 billion of the aggregate net assets of the Master Portfolio, and 0.10% per annum of the aggregate net assets thereafter

State Farm Variable Product Trust – State Farm International Equity Index	Sub-adviser	$256,258,231	Average daily assets during the quarter minus $3,750, 0.35% of the first $50,000,000 of net assets, 0.30% of the next $50,000,000 of net assets, 0.20% thereafter

Wells Fargo International Index Portfolio	Sub-adviser	$157,855,804	Paid monthly at the annual rate of 0.30% of the Fund’s average daily value

*	Category I Funds include the iShares MSCI Australia Index Fund, iShares MSCI Austria Index Fund, iShares MSCI Belgium Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Index Fund, iShares MSCI Netherlands Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund.
**	Category II Funds include the iShares MSCI Brazil Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund.

iShares, Inc. and the iShares MSCI Singapore Index Fund have not engaged in any material transactions since the beginning of the most recently completed fiscal year, and do not propose to engage in any material transactions, to which the Adviser or any of its affiliates was or is to be a party, except as permitted pursuant to the 1940 Act and the rules thereunder.

Other Fees Paid to the Adviser or its Affiliates

Certain fees, in addition to the Fund’s advisory fee, were paid to the Adviser or its affiliates in connection with the investment advisory services provided by the Adviser to the iShares MSCI Singapore Index Fund during the most recently completed fiscal year. These services will continue to be provided if the Proposed Advisory Agreement is approved by shareholders of the iShares MSCI Singapore Index Fund.

BGI is the Company’s securities lending agent, pursuant to a Securities Lending Agreement with the Company, and received $71,346 in securities lending revenue in connection with securities lending activities on behalf of the Fund for the fiscal year ended August 31, 2004. Although the iShares MSCI Singapore Index Fund is permitted to invest in other funds advised by the Adviser and/or for which BGI may provide administration services (collectively, “BGI Funds”), for the fiscal year ended August 31, 2004, neither the Adviser nor BGI received any advisory fees or administration fees in connection with the Fund’s investments in BGI Funds.

Affiliated Brokerage

For the fiscal year ended August 31, 2004, the iShares MSCI Singapore Index Fund paid $39,289 in aggregate brokerage commissions. The Fund did not pay any brokerage commissions to an affiliated broker during the fiscal year ended August 31, 2004.

ADDITIONAL INFORMATION

Information about the Administrator and Distributor

Investors Bank & Trust Co., the Funds’ administrator, is located at 200 Clarendon Street, Boston, Massachusetts 02116. SEI Investments Distribution Co., the Funds’ distributor, is located at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

Independent Registered Public Accounting Firm

The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for each Fund. Representatives of PwC are not expected to be present at the Special Meeting, but will have the opportunity to make a statement if they wish.

Accounting Fees and Services for iShares Trust

The information under each of the subheadings below shows the aggregate fees PwC billed to the Trust, the Adviser and certain affiliates of the Adviser for its professional services rendered for each Fund’s two most recently completed fiscal years. The iShares KLD Select SocialSM Index Fund commenced operations on January 24, 2005; the iShares Morningstar Large Core Index Fund, iShares Morningstar Large Growth Index Fund, iShares Morningstar Large Value Index Fund, iShares Morningstar Mid Core Index Fund, iShares Morningstar Mid Growth Index Fund, iShares Morningstar Mid Value Index Fund, iShares Morningstar Small Core Index Fund, iShares Morningstar Small Growth Index Fund and iShares Morningstar Small Value Index Fund commenced operations on June 28, 2004; the iShares FTSE/Xinhua China 25 Index Fund commenced operations on October 5, 2004. Information is not presented for these Funds because, as of the date of this Proxy Statement, each has not been in operation through its respective fiscal year end. Information about the aggregated fees PwC billed to the Company are included under the heading “Accounting Fees and Services for iShares, Inc.”

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by PwC for the audit of the Funds’ annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years are set forth below:

Funds		Fiscal Year Ending	Audit Fees
iShares GS $ InvesTop™ Corporate Bond	iShares Lehman 7-10 Year Treasury Bond	2/28/05	$78,000
iShares Lehman 1-3 Year Treasury Bond	iShares Lehman Aggregate Bond	2/29/04	$66,000
iShares Lehman 20+ Year Treasury Bond	iShares Lehman TIPS Bond

iShares Nasdaq Biotechnology Index	iShares S&P 500/BARRA Growth Index	3/31/04	$376,500
iShares Russell 1000 Growth Index iShares Russell 1000 Index iShares Russell 1000 Value Index iShares Russell 2000 Growth Index iShares Russell 2000 Index iShares Russell 2000 Value Index iShares Russell 3000 Growth Index iShares Russell 3000 Index iShares Russell 3000 Value Index iShares Russell Midcap Growth Index iShares Russell Midcap Index iShares Russell Midcap Value Index iShares S&P 100 Index iShares S&P 1500 Index iShares S&P 500 Index

iShares S&P 500/BARRA Value Index

iShares S&P Europe 350 Index

iShares S&P Global 100 Index

iShares S&P Global Energy Sector Index

iShares S&P Global Financials Sector Index

iShares S&P Global Healthcare Sector Index

iShares S&P Global Technology Sector Index

iShares S&P Global Telecommunications Sector Index

iShares S&P Latin America 40 Index

iShares S&P MidCap 400 Index

iShares S&P MidCap 400/BARRA Growth Index

iShares S&P MidCap 400/BARRA Value Index

iShares S&P SmallCap 600 Index

iShares S&P SmallCap 600/BARRA Growth Index

iShares S&P SmallCap 600/BARRA Value Index

iShares S&P/TOPIX 150 Index

		3/31/03	$301,500

iShares Cohen & Steers Realty Majors Index	iShares Dow Jones U.S. Financial Services Index	4/30/04	$176,000

Funds		Fiscal Year Ending	Audit Fees
iShares Dow Jones Select Dividend Index iShares Dow Jones Transportation Average Index iShares Dow Jones U.S. Basic Materials Sector Index iShares Dow Jones U.S. Consumer Goods Sector Index iShares Dow Jones U.S. Consumer Services Sector Index iShares Dow Jones U.S. Energy Sector Index iShares Dow Jones U.S. Financial Sector Index	iShares Dow Jones U.S. Healthcare Sector Index iShares Dow Jones U.S. Industrial Sector Index iShares Dow Jones U.S. Real Estate Index iShares Dow Jones U.S. Technology Sector Index iShares Dow Jones U.S. Telecommunications Sector Index iShares Dow Jones U.S. Total Market Index iShares Dow Jones U.S. Utilities Sector Index	4/30/03	$126,000

iShares Goldman Sachs Natural Resources Index	iShares Goldman Sachs Technology Index	7/31/04	$77,000
iShares Goldman Sachs Networking Index iShares Goldman Sachs Semiconductor Index iShares Goldman Sachs Software Index	iShares MSCI EAFE Index iShares NYSE 100 Index iShares NYSE Composite Index	7/31/03	$54,000

Audit-Related Fees. There were no fees billed for the Funds’ two most recently completed fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under the Audit Fees caption above.

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by PwC for the review of the Funds’ tax returns and excise tax calculations are set forth below:

Funds		Fiscal Year Ending	Tax Fees
iShares GS $ InvesTop™ Corporate Bond	iShares Lehman 7-10 Year Treasury Bond	2/28/05	$34,020
iShares Lehman 1-3 Year Treasury Bond iShares Lehman 20+ Year Treasury Bond	iShares Lehman Aggregate Bond iShares Lehman TIPS Bond	2/29/04	$32,400

iShares Nasdaq Biotechnology Index	iShares S&P 500/BARRA Growth Index	3/31/04	$178,200
iShares Russell 1000 Growth Index iShares Russell 1000 Index iShares Russell 1000 Value Index iShares Russell 2000 Growth Index iShares Russell 2000 Index iShares Russell 2000 Value Index iShares Russell 3000 Growth Index iShares Russell 3000 Index iShares Russell 3000 Value Index iShares Russell Midcap Growth Index iShares Russell Midcap Index iShares Russell Midcap Value Index iShares S&P 100 Index iShares S&P 1500 Index iShares S&P 500 Index

iShares S&P 500/BARRA Value Index

iShares S&P Europe 350 Index

iShares S&P Global 100 Index

iShares S&P Global Energy Sector Index

iShares S&P Global Financials Sector Index

iShares S&P Global Healthcare Sector Index

iShares S&P Global Technology Sector Index

iShares S&P Global Telecommunications Sector Index

iShares S&P Latin America 40 Index

iShares S&P MidCap 400 Index

iShares S&P MidCap 400/BARRA Growth Index

iShares S&P MidCap 400/BARRA Value Index

iShares S&P SmallCap 600 Index

iShares S&P SmallCap 600/BARRA Growth Index

iShares S&P SmallCap 600/BARRA Value Index

iShares S&P/TOPIX 150 Index

		3/31/03	$174,118	*

iShares Cohen & Steers Realty Majors Index	iShares Dow Jones U.S. Financial Services Index	4/30/04	$86,400
iShares Dow Jones Select Dividend Index iShares Dow Jones Transportation Average Index iShares Dow Jones U.S. Basic Materials Sector Index iShares Dow Jones U.S. Consumer Goods Sector Index iShares Dow Jones U.S. Consumer Services Sector Index iShares Dow Jones U.S. Energy Sector Index iShares Dow Jones U.S. Financial Sector Index	iShares Dow Jones U.S. Healthcare Sector Index iShares Dow Jones U.S. Industrial Sector Index iShares Dow Jones U.S. Real Estate Index iShares Dow Jones U.S. Technology Sector Index iShares Dow Jones U.S. Telecommunications Sector Index iShares Dow Jones U.S. Total Market Index iShares Dow Jones U.S. Utilities Sector Index	4/30/03	$78,236	**

iShares Goldman Sachs Natural Resources Index	iShares Goldman Sachs Technology Index	7/31/04	$43,200
iShares Goldman Sachs Networking Index iShares Goldman Sachs Semiconductor Index iShares Goldman Sachs Software Index	iShares MSCI EAFE Index iShares NYSE 100 Index iShares NYSE Composite Index	7/21/03	$32,400

*	A small portion of the aggregate fees billed for the fiscal year ended March 31, 2003 were for services rendered in relation to the closing of the iShares S&P/TSE 60 Index Fund, a series of the Trust, which was closed in December 2002.
**	A small portion of the aggregate fees billed for the fiscal year ended April 30, 2003 were for services rendered in relation to the closing of the iShares Dow Jones U.S. Chemicals Index Fund and iShares Dow Jones U.S. Internet Index Fund, two series of the Trust, which were closed in December 2002.

All Other Fees. There were no other fees billed for the Funds’ two most recently completed fiscal years for products and services provided by PwC, other than the services reported under the Audit Fees, Audit-Related Fees, or Tax Fees captions above.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by the PwC for services rendered to the Funds, and rendered to the Trust’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliate”) that provides ongoing services to the Trust for the last two fiscal years are set forth below:

Funds		Fiscal Year Ending	Aggregate Non-Audit Fees
iShares GS $ InvesTop™ Corporate Bond	iShares Lehman 7-10 Year Treasury Bond	2/28/05	$716,324
iShares Lehman 1-3 Year Treasury Bond iShares Lehman 20+ Year Treasury Bond	iShares Lehman Aggregate Bond iShares Lehman TIPS Bond	2/29/04	$428,321

iShares Nasdaq Biotechnology Index	iShares S&P 500/BARRA Growth Index	3/31/04	$589,470
iShares Russell 1000 Growth Index iShares Russell 1000 Index iShares Russell 1000 Value Index iShares Russell 2000 Growth Index iShares Russell 2000 Index iShares Russell 2000 Value Index iShares Russell 3000 Growth Index iShares Russell 3000 Index iShares Russell 3000 Value Index iShares Russell Midcap Growth Index iShares Russell Midcap Index iShares Russell Midcap Value Index iShares S&P 100 Index iShares S&P 1500 Index iShares S&P 500 Index

iShares S&P 500/BARRA Value Index

iShares S&P Europe 350 Index

iShares S&P Global 100 Index

iShares S&P Global Energy Sector Index

iShares S&P Global Financials Sector Index

iShares S&P Global Healthcare Sector Index

iShares S&P Global Technology Sector Index

iShares S&P Global Telecommunications Sector Index

iShares S&P Latin America 40 Index

iShares S&P MidCap 400 Index

iShares S&P MidCap 400/BARRA Growth Index

iShares S&P MidCap 400/BARRA Value Index

iShares S&P SmallCap 600 Index

iShares S&P SmallCap 600/BARRA Growth Index

iShares S&P SmallCap 600/BARRA Value Index

iShares S&P/TOPIX 150 Index

		3/31/03	$1,913,482

iShares Cohen & Steers Realty Majors Index	iShares Dow Jones U.S. Financial Services Index	4/30/04	$436,865
iShares Dow Jones Select Dividend Index iShares Dow Jones Transportation Average Index iShares Dow Jones U.S. Basic Materials Sector Index iShares Dow Jones U.S. Consumer Goods Sector Index iShares Dow Jones U.S. Consumer Services Sector Index iShares Dow Jones U.S. Energy Sector Index iShares Dow Jones U.S. Financial Sector Index	iShares Dow Jones U.S. Healthcare Sector Index iShares Dow Jones U.S. Industrial Sector Index iShares Dow Jones U.S. Real Estate Index iShares Dow Jones U.S. Technology Sector Index iShares Dow Jones U.S. Telecommunications Sector Index iShares Dow Jones U.S. Total Market Index iShares Dow Jones U.S. Utilities Sector Index	4/30/03	$1,620,214
iShares Goldman Sachs Natural Resources Index	iShares Goldman Sachs Technology Index	7/31/04	$483,216
iShares Goldman Sachs Networking Index iShares Goldman Sachs Semiconductor Index iShares Goldman Sachs Software Index	iShares MSCI EAFE Index iShares NYSE 100 Index iShares NYSE Composite Index	7/31/03	$1,120,831

Board Consideration of Non-Audit Services. The Trust’s audit committee has considered whether the provision of non-audit services rendered to the Trust’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining PwC’s independence, and has determined that the provision of these services do not compromise PwC’s independence.

Accounting Fees and Services for iShares, Inc.

The information under each of the following subheadings shows the aggregate fees PwC billed to the Company, the Adviser and Adviser Affiliates for its professional services rendered for the each of the last two fiscal years ended August 31 to the iShares MSCI Australia Index, iShares MSCI Austria Index, iShares MSCI Belgium Index, iShares MSCI Brazil Index, iShares MSCI Canada Index, iShares MSCI Emerging Markets Index, iShares MSCI EMU Index, iShares MSCI France Index, iShares MSCI Germany Index, iShares MSCI Hong Kong Index, iShares MSCI Italy Index, iShares MSCI Japan Index, iShares MSCI Malaysia Index, iShares MSCI Mexico Index, iShares MSCI Netherlands Index, iShares MSCI Pacific ex-Japan Index, iShares MSCI Singapore Index, iShares MSCI South Africa Index, iShares MSCI South Korea Index, iShares MSCI Spain Index, iShares MSCI Sweden Index, iShares MSCI Switzerland Index, iShares MSCI Taiwan Index, and iShares MSCI United Kingdom Index Funds.

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by PwC for the audit of the Company’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years were $295,680 and $324,000 for the fiscal years ended August 31, 2003 and August 31, 2004, respectively.

Audit-Related Fees. There were no fees billed for the fiscal years ended August 31, 2003 and August 31, 2004 for assurance and related services by PwC that are reasonably related to the performance of the audit of the Company’s financial statements and are not reported under the Audit Fees caption above.

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by PwC for the review of the Company’s tax returns and excise tax calculations, were $153,120 and $158,880 for the fiscal years ended August 31, 2003 and August 31, 2004, respectively.

All Other Fees. There were no other fees billed for the fiscal years ended August 31, 2003 and August 31, 2004 for products and services provided by PwC, other than the services reported under the Audit Fees, Audit-Related Fees, or Tax Fees captions above.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC for services rendered to the Company, and rendered to the Company’s investment adviser, and any entity controlling, controlled by, or under common control with BGFA that provides ongoing services to the Company for the fiscal years ended August 31, 2003 and August 31, 2004 were $1,241,551 and $598,896 respectively.

Board Consideration of Non-Audit Services. The Company’s Audit Committee has considered whether the provision of non-audit services rendered to BGFA and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining PwC’s independence, and has determined that the provision of these services do not compromise PwC’s independence.

Audit Committee Pre-Approval Policies and Procedures

The Company’s and the Trust’s Audit Committee Charter, as most recently amended in June 2004, provides that the Audit Committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Funds’ financial statements. The Audit Committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to any Adviser Affiliate that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. There were no services described above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. None of the hours expended on the principal accountant’s engagement to audit the Company’s financial statements for the fiscal year ended August 31, 2004 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

Control Persons and Principal Holders of Securities

Although the Funds do not have information concerning the beneficial ownership of iShares held in the names of DTC Participants, as of April 25, 2005, no person owned of record more than 5% of any class of voting securities of any Fund, except as set forth in APPENDIX D.

Director and Officer Fund Ownership

As of March 31, 2005 or a more recent date, the Nominees and Directors and Officer collectively, beneficially owned less than 1% of the total outstanding shares of each Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act as applied to the Trust and the Company, require the Trust’s and the Company’s officers, Directors, investment adviser, affiliates of the investment adviser and persons who beneficially own more than 10% of a registered class of the Trust’s or the Company’s outstanding securities (“Fund Insiders”), to file reports of ownership of the Trust’s or the Company’s securities and changes in such ownership with the SEC, the New York Stock Exchange, the American Stock Exchange and the Chicago Board Options Exchange. Under SEC interpretation and pursuant to specified conditions, Fund Insiders of exchange-traded funds such as the iShares Funds, are not required to file reports under Section 16(a) of the 1934 Act.

Submission of Shareholder Proposals

The Trust is organized as a business trust under the laws of the State of Delaware and the Company is organized as a Maryland corporation. As such, the Companies are not required to, and do not, have annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by each Company’s respective charter and By-Laws.

Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the respective Company for inclusion in a future proxy statement. The Board will give consideration to shareholder suggestions as to nominees for the Board. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Communications with the Board

Shareholders wishing to submit written communications to the Board should send their communications to iShares Trust and iShares, Inc., c/o SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, PA 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Shareholders Sharing the Same Address

Householding is an option available to certain investors of the iShares Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the iShares Funds is available through certain broker-dealers. If you are currently enrolled in householding and wish to change your householding status to receive separate copies of this proxy statement and other shareholder documents, please contact your broker-dealer.

Voting and Other Matters

April 25, 2005 has been chosen as the Record Date. Each share of each class of the Funds on the Record Date is entitled to one vote. Shareholders as of the close of business on the Record Date will be entitled to be present and to give voting instructions for the Fund at the Special Meeting and any adjournment(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of shareholders owning one third of the Trust’s and the Company’s outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.

In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Fund’s shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will effectively be a vote against the Proposals.

No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of each Company.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

iShares Trust
By Order of the Board of Trustees,

iShares, Inc.
By Order of the Board of Directors,

Lee T. Kranefuss
Dated: May 23, 2005	Chairman

APPENDIX A

Fund	Shares Outstanding
iShares Trust
iShares Cohen & Steers Realty Majors Index Fund	9,800,000
iShares Dow Jones Select Dividend Index Fund	106,200,000
iShares Dow Jones Transportation Average Index Fund	1,750,000
iShares Dow Jones U.S. Basic Materials Sector Index Fund	9,250,000
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	7,700,000
iShares Dow Jones U.S. Consumer Services Sector Index Fund	4,500,000
iShares Dow Jones U.S. Energy Sector Index Fund	9,050,000
iShares Dow Jones U.S. Financial Sector Index Fund	3,300,000
iShares Dow Jones U.S. Financial Services Index Fund	1,350,000
iShares Dow Jones U.S. Healthcare Sector Index Fund	18,350,000
iShares Dow Jones U.S. Industrial Sector Index Fund	4,450,000
iShares Dow Jones U.S. Real Estate Index Fund	7,050,000
iShares Dow Jones U.S. Technology Sector Index Fund	9,450,000
iShares Dow Jones U.S. Telecommunications Sector Index Fund	14,100,000
iShares Dow Jones U.S. Total Market Index Fund	7,500,000
iShares Dow Jones U.S. Utilities Sector Index Fund	8,850,000
iShares FTSE/Xinhua China 25 Index Fund	15,950,000
iShares Goldman Sachs Natural Resources Index Fund	4,300,000
iShares Goldman Sachs Networking Index Fund	5,250,000
iShares Goldman Sachs Semiconductor Index Fund	5,450,000
iShares Goldman Sachs Software Index Fund	3,950,000
iShares Goldman Sachs Technology Index Fund	4,050,000
iShares GS $ InvesTop™ Corporate Bond Fund	23,000,000
iShares KLD Select SocialSM Index Fund	850,000
iShares Lehman 1-3 Year Treasury Bond Fund	46,100,000
iShares Lehman 20+ Year Treasury Bond Fund	8,900,000
iShares Lehman 7-10 Year Treasury Bond Fund	10,300,000
iShares Lehman Aggregate Bond Fund	16,600,000
iShares Lehman TIPS Bond Fund	21,600,000
iShares Morningstar Large Core Index Fund	850,000
iShares Morningstar Large Growth Index Fund	900,000
iShares Morningstar Large Value Index Fund	850,000
iShares Morningstar Mid Core Index Fund	900,000
iShares Morningstar Mid Growth Index Fund	500,000
iShares Morningstar Mid Value Index Fund	500,000
iShares Morningstar Small Core Index Fund	600,000
iShares Morningstar Small Growth Index Fund	450,000
iShares Morningstar Small Value Index Fund	550,000
iShares MSCI EAFE Index Fund	101,000,000
iShares Nasdaq Biotechnology Index Fund	16,450,000
iShares NYSE 100 Index Fund	450,000
iShares NYSE Composite Index Fund	150,000
iShares Russell 1000 Growth Index Fund	68,700,000
iShares Russell 1000 Index Fund	32,100,000
iShares Russell 1000 Value Index Fund	74,050,000
iShares Russell 2000 Growth Index Fund	31,650,000
iShares Russell 2000 Index Fund	43,401,684
iShares Russell 2000 Value Index Fund	14,350,000

A-1

Fund	Shares Outstanding
iShares Russell 3000 Growth Index Fund	3,400,000
iShares Russell 3000 Index Fund	29,100,000
iShares Russell 3000 Value Index Fund	4,250,000
iShares Russell Midcap Growth Index Fund	10,400,000
iShares Russell Midcap Index Fund	15,100,000
iShares Russell Midcap Value Index Fund	9,750,000
iShares S&P 100 Index Fund	15,900,000
iShares S&P 1500 Index Fund	800,000
iShares S&P 500 Index Fund	110,400,000
iShares S&P 500/BARRA Growth Index Fund	42,150,000
iShares S&P 500/BARRA Value Index Fund	44,650,000
iShares S&P Europe 350 Index Fund	15,500,000
iShares S&P Global 100 Index Fund	5,650,000
iShares S&P Global Energy Sector Index Fund	3,900,000
iShares S&P Global Financials Sector Index Fund	1,100,000
iShares S&P Global Healthcare Sector Index Fund	5,100,000
iShares S&P Global Technology Sector Index Fund	900,000
iShares S&P Global Telecommunications Sector Index Fund	850,000
iShares S&P Latin America 40 Index Fund	4,100,000
iShares S&P MidCap 400 Index Fund	18,450,000
iShares S&P MidCap 400/BARRA Growth Index Fund	8,300,000
iShares S&P MidCap 400/BARRA Value Index Fund	15,000,000
iShares S&P SmallCap 600 Index Fund	20,900,000
iShares S&P SmallCap 600/BARRA Growth Index Fund	9,400,000
iShares S&P SmallCap 600/BARRA Value Index Fund	12,950,000
iShares S&P/TOPIX 150 Index Fund	1,050,000
iShares, Inc.
iShares MSCI Australia Index Fund	21,400,000
iShares MSCI Austria Index Fund	8,200,000
iShares MSCI Belgium Index Fund	3,920,000
iShares MSCI Brazil Index Fund	17,450,000
iShares MSCI Canada Index Fund	18,600,000
iShares MSCI Emerging Markets Index Fund	20,700,000
iShares MSCI EMU Index Fund	7,350,000
iShares MSCI France Index Fund	2,200,000
iShares MSCI Germany Index Fund	8,700,000
iShares MSCI Hong Kong Index Fund	51,450,000
iShares MSCI Italy Index Fund	1,650,000
iShares MSCI Japan Index Fund	630,000,000
iShares MSCI Malaysia Index Fund	45,000,000
iShares MSCI Mexico Index Fund	8,100,000
iShares MSCI Netherlands Index Fund	3,000,000
iShares MSCI Pacific ex-Japan Index Fund	14,100,000
iShares MSCI Singapore Index Fund	39,800,000
iShares MSCI South Africa Index Fund	1,850,000
iShares MSCI South Korea Index Fund	17,750,000
iShares MSCI Spain Index Fund	1,875,000
iShares MSCI Sweden Index Fund	3,000,000
iShares MSCI Switzerland Index Fund	3,625,000
iShares MSCI Taiwan Index Fund	68,100,000
iShares MSCI United Kingdom Index Fund	27,000,000

A-2

APPENDIX B

iShares Trust and iShares, Inc.

NOMINATING COMMITTEE CHARTER

Nominating and Compensation Committee Membership

The Nominating Committee (the “Committee”) of iShares Trust (the “Trust”) and iShares, Inc. (the “Company”) shall be composed entirely of Trustees or Directors who are not “interested persons” of the Trust or the Company, respectively, within the meaning of the Investment Company Act of 1940, as amended, (“Independent Trustees” and “Independent Directors”). The President, and other officers of the Trust and the Company, although not members of the Committee, will nonetheless be expected to have a role in recommending candidates and recruiting them for the Board of Trustees of the Trust and the Board of Directors for the Company (the “Board”). The Committee shall give recommendations provided by the President and other officers of the Trust and Company the same consideration as any other candidate.

Board Nominations and Functions

1)	The Committee shall make nominations for Independent Trustee/Director membership on the Board. The Committee shall evaluate candidates’ qualifications for Board membership, and their independence from the investment adviser and other principal service providers. Persons selected must not be “interested persons” of the Trust or Company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial, or family relationships with the investment advisor or its affiliates. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

2)	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

Other Powers and Responsibilities

1)	The Committee shall hold special meetings, as the Committee deems necessary or appropriate.

2)	Committee members will appoint a Chairman of the Committee. When a Chairman is appointed, he or she shall preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Committee members. The Chairman shall serve until he or she resigns, is removed by the Committee, or is replaced by a duly appointed successor.

3)	Any action of the Committee requires the vote of a majority of the Committee members then in office at any Committee meeting (or by one or more writings signed by such majority).

4)	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust and Company (or the appropriate portfolio(s) thereof).

5)	The Committee shall review this charter periodically and recommend any material changes to the Board of Trustees and Board of Directors.

6)	Any material amendments to this charter must be approved by both a majority of the Trustees/Directors then in office and a majority of the Independent Trustees/Directors then in office.

Last Adopted at the February 28, 2002 Board meeting.

B-1

APPENDIX C

ADVISORY AGREEMENT

AGREEMENT made as of the ~~8th day of May, 2000~~19th day of December, 2001 between Barclays Global Fund Advisors, a corporation organized under the laws of the State of California (the ~~“Adviser”), and WEBS Index Fund,~~“Advisor”), and iShares, Inc., a Maryland corporation (the “Company”).

WHEREAS, the ~~Adviser~~Advisor is engaged principally in the business of rendering investment management services and is registered as an investment ~~adviser~~advisor under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Company engages in the business of an ~~open end~~open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Company is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Company intends to offer shares representing interests in each of the separate portfolios identified on Schedule A hereto (each, a ~~“Series”;~~“Fund”); and

WHEREAS, the Company desires to appoint the ~~Adviser~~Advisor to serve as the investment ~~adviser~~advisor with respect to each ~~Series;~~Fund; and

WHEREAS, the Company may, from time to time, offer shares representing interests in one or more additional portfolios (each, an “Additional ~~Series);~~Fund”); and

WHEREAS, the Company may desire to appoint the ~~Adviser~~Advisor as the investment ~~adviser~~advisor with respect to one or more Additional ~~Series”;~~Fund;

NOW THEREFORE, the parties hereto hereby agree as follows:

1.	APPOINTMENT OF ~~ADVISER~~ADVISOR

a.	~~Series.~~Fund. The Company hereby appoints the ~~Adviser~~Advisor to act as investment ~~adviser for the Series~~advisor for the Fund listed on Schedule A for the period and on the terms herein set forth. The ~~Adviser~~Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

b.	Additional ~~Series~~Fund. In the event the Company desires to retain the ~~Adviser~~Advisor to render investment advisory services hereunder with respect to any Additional ~~Series~~Fund, it shall so notify the ~~Adviser~~Advisor in writing, indicating the advisory fee to be payable with respect to the Additional ~~Series. If the Adviser~~Fund. If the Advisor is willing to render such services for such fee and on the terms provided for herein, it shall so notify the Company in writing, whereupon such Additional ~~Series~~Fund shall become a ~~Series~~Fund hereunder.

2.	DUTIES OF THE ~~ADVISER~~ADVISOR

The ~~Adviser~~Advisor shall be responsible for the general management of the Company’s affairs. The ~~Adviser~~Advisor, at its own expense (subject to the overall supervision and review of the Board of Directors of the Company), shall (i) furnish continuously an investment program for each ~~Series~~Fund in compliance with that ~~Series’~~Fund’s investment objective and policies, as set forth in the ~~then current~~then-current prospectus and statement of additional information for such ~~Series~~Fund contained in the Company’s Registration Statement on Form ~~N 1A,~~N-1A, as such prospectus and statement of additional information is amended or supplemented from time to time, (ii) determine what investments shall be purchased, held, sold or exchanged for each ~~Series~~Fund and what portion, if any, of the assets of each ~~Series~~Fund shall be held uninvested, (iii) make changes on behalf of the Company in the investments for each ~~Series~~Fund and (iv) provide the Company with records concerning the ~~Adviser’s~~Advisor’s activities that the Company is required to maintain and render reports to the Company’s officers and Board of Directors concerning the ~~Adviser’s~~Advisor’s discharge of the foregoing responsibilities. The ~~Adviser~~Advisor shall furnish to the Company all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Company for each ~~Series~~Fund.

3.	ALLOCATION OF EXPENSES

Subject to Section 4 below, the Company shall be responsible for and pay all expenses for Company operations and activities.

4.	ADVISORY FEE

For the services to be provided by the ~~Adviser~~Advisor hereunder with respect to each ~~Series,~~Fund, the Company shall pay to the ~~Adviser~~Advisor an annual gross investment advisory fee equal to the amount set forth on Schedule A attached ~~hereto; provided, however, that the fee paid to the Adviser with respect to each Series shall be reduced by the aggregate of such Series’ fees and expenses, other than~~hereto. The Advisor agrees to pay all expenses incurred by the Company except for (i) expenses of the ~~Series~~Fund incurred in connection with the execution of portfolio securities transactions on behalf of such ~~Series, (ii) expenses~~Fund, (ii) expenses incurred in connection with any distribution plan adopted by the Company in compliance with Rule~~12b-1~~ 12b-1 under the 1940 Act, (iii) litigation expenses, (iv) taxes (including, but not limited to, income, excise, transfer and withholding taxes), (v) any cost or expense that a majority of the Directors of the Company who are not “interested persons” (as defined in the 1940 Act) deems to be an extraordinary expense and (vi) the advisory fee payable to the ~~Adviser hereunder; and provided, further, that the Adviser shall reimburse the Company to the extent that the expenses of any Series (other than the expenses set forth in the foregoing proviso) exceed the amount set forth in Schedule A with respect to such Series,~~Advisor hereunder.

Schedule A shall be amended from time to time to reflect the addition and/or termination of any ~~Series as a Series~~Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect to any ~~Series~~Fund duly approved in accordance with Section 7(b) hereunder. All fees payable hereunder shall be accrued daily and paid as soon as practicable after the last day of each calendar quarter.

In the case of commencement or termination of this Agreement with respect to any ~~Series~~Fund during any calendar quarter, the fee with respect to such ~~Series~~Fund for that quarter shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such ~~Series~~Fund for the days during which it is in effect.

5.	PORTFOLIO TRANSACTIONS

In connection with the management of the investment and reinvestment of the assets of the Company, the ~~Adviser,~~Advisor, acting by its own officers, directors or employees, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Company. In executing portfolio transactions and selecting brokers or dealers, if any, the ~~Adviser~~Advisor will use its best efforts to seek on behalf of a ~~Series~~Fund the best overall terms available. In assessing the best overall terms available for any transaction, the ~~Adviser~~Advisor shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the ~~Adviser~~Advisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to any ~~Series~~Fund of the Company. The ~~Adviser~~Advisor may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the ~~Adviser~~Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. The Company acknowledges that any such research may be useful to the ~~Adviser~~Advisor in connection with other accounts managed by it.

6.	LIABILITY OF ~~ADVISER~~ ADVISOR

Neither the ~~Adviser~~Advisor nor its officers, directors, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company or its shareholders in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the ~~Adviser~~Advisor against any liability to the Company or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

7.	DURATION AND TERMINATION OF THIS AGREEMENT

a.	Duration. This Agreement shall become effective with respect to each ~~Series~~Fund on the date hereof and, with respect to any Additional ~~Series,~~Fund, on the date specified in the written notice received by the Company from the ~~Adviser~~Advisor in accordance with paragraph 1(b) hereof that the ~~Adviser~~Advisor is willing to serve as ~~Adviser~~Advisor with respect to such ~~Series.~~Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for ~~one year~~two years from the date hereof with respect to each ~~Series~~Fund and, with respect to each Additional ~~Series,~~Fund, for two years from the date on which such ~~Series~~Fund becomes a ~~Series~~fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each ~~Series~~Fund so long as such continuance with respect to such ~~Series~~Fund is approved at least annually (i) by either the Directors of the Company or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such ~~Series,~~Fund, and (ii), in either event, by the vote of a majority of the Directors of the Company who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

b.	Amendment. Any amendment to this Agreement shall become effective with respect to a ~~Series~~Fund upon approval of the ~~Adviser~~Advisor and of a majority of Directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting such approval and of a majority of the outstanding voting securities (as defined in the 1940 Act) of that ~~Series.~~Fund.

c.	Termination. This Agreement may be terminated with respect to any ~~Series~~Fund at any time, without payment of any penalty, by vote of the Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that ~~Series, or by the Adviser,~~ Fund, or by the Advisor, in each case on sixty (60) days’ prior written notice to the other party; provided, that a shorter notice period shall be permitted for a ~~Series~~Fund in the event its shares are no longer listed on a national securities exchange.

d.	Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

e.	Approval, Amendment or Termination by a ~~Series.~~Fund. Any approval, amendment or termination of this Agreement by the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of any ~~Series~~Fund shall be effective to continue, amend or terminate this Agreement with respect to any such ~~Series~~Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other ~~Series~~Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

8.	SERVICES NOT EXCLUSIVE

The services of the ~~Adviser~~Advisor to the Company hereunder are not to be deemed exclusive, and the ~~Adviser~~Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

9.	MISCELLANEOUS

a.	“iShares” Name. The Company shall, at the request of the ~~Adviser,~~Advisor, stop all use of the “iShares” name in the event that the ~~Adviser~~Advisor or its affiliates is no longer the Company’s investment ~~adviser.~~advisor.

b.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for the receipt of such notices.

c.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

d.	Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of New York.

e.	Execution by Counterpart. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

~~WEBS INDEX FUND, INC.~~ iSHARES, INC.

~~By:~~ By:
~~Name:~~ Name: Nathan Most ~~Title:~~ Title: President

BARCLAYS GLOBAL FUND ADVISORS

By:
Name: Michael Latham Title: Managing Director

Schedule A (Effective as of April 22, 2005)

Advisory Fee~~*~~ for the Category I ~~Series:~~ Funds:

0.59% per annum of the aggregate net assets of the Category I ~~Series~~ Funds less than or equal to ~~$7.0 billion~~ $7.0 billion plus 0.54% per annum of the aggregate net assets of the Category I ~~Series~~ Funds between $7.0 billion and $11.0 ~~billion~~ billion plus 0.49% per annum of the aggregate net assets of the Category I ~~Series~~ Funds in excess of $11.0 billion

Category I ~~Series:~~ Funds:

iShares MSCI Australia Index Fund

iShares MSCI Austria Index Fund

iShares MSCI Belgium Index Fund

iShares MSCI Canada Index Fund

iShares MSCI EMU Index Fund

iShares MSCI France Index Fund

iShares MSCI Germany Index Fund

iShares MSCI Hong Kong Index Fund

iShares MSCI Italy Index Fund

iShares MSCI Japan Index Fund

iShares MSCI Malaysia Index Fund

iShares MSCI Mexico Index Fund

iShares MSCI Netherlands Index Fund

iShares MSCI Spain Index Fund

iShares MSCI Singapore Index Fund

iShares MSCI Sweden Index Fund

iShares MSCI Switzerland Index Fund

iShares MSCI United Kingdom Index Fund

Advisory Fee for Category II Funds:

0.74% per annum of the aggregate net assets of the Category II Funds less than or equal to $2 billion plus

0.69% per annum of the aggregate net assets of the Category II Funds between $2 billion and $4 billion plus 0.64% per annum of the aggregate net assets of the Category II Funds greater than $4 billion

Category II Funds:

iShares MSCI Brazil Index Fund

iShares MSCI South Africa Index Fund

iShares MSCI South Korea Index Fund

iShares MSCI Taiwan Index Fund

Advisory Fee for Category III Funds:

0.50% per annum of the aggregate net assets of the Category III Funds

Category III Funds

iShares MSCI Pacific Ex-Japan Index Fund

Advisory Fee for Category IV Funds:

0.75% per annum of the aggregate net assets of the Category IV Funds

Category IV Funds

iShares	MSCI Emerging Markets Index Fund

APPENDIX D

Set forth below, as of April 25, 2005, for each Fund of iShares Trust and iShares, Inc. are the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the indicated Fund.

iShares Trust

iShares Index Fund

S&P 100
Citigroup Global Markets Inc.	5.49%
Charles Schwab & Co., Inc.	5.79%
Mellon Trust of New England, NA	8.27%
Lehman Brothers Inc.	15.76%

Morningstar Large Growth
UBS Financial Services Inc.	5.44%
Timber Hill LLC	6.27%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	7.43%
American Enterprise Investment Services Inc.	7.64%
Pershing LLC	7.69%
National Financial Services LLC	12.66%
Charles Schwab & Co., Inc.	14.55%

Morningstar Large Core
Citigroup Global Markets Inc.	5.16%
Morgan Keegan & Co., Inc.	5.23%
Pershing LLC	6.97%
U.S. Bank NA	7.53%
National Financial Services LLC	7.64%
American Enterprise Investment Services Inc.	9.15%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	14.76%
First National Bank of Omaha	20.71%

NYSE 100
Citigroup Global Markets Inc.	5.00%
Charles Schwab & Co., Inc.	5.81%
United States Trust Company of New York	6.13%
First Clearing, LLC	6.58%
Pershing LLC	7.16%
National Financial Services LLC	7.58%
Parker/Hunter Inc.	13.90%
Banc of America	16.69%

NYSE Composite
UBS Financial Services Inc.	6.32%
American Enterprise Investment Services Inc.	6.55%
Citigroup Global Markets Inc.	7.86%
National Financial Services LLC	11.30%
JPMorgan Chase Bank, NA	11.93%

S&P 1500
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	5.10%
Pershing LLC	5.83%

National Financial Services LLC	7.45%
Timber Hill LLC	12.97%
Charles Schwab & Co., Inc.	13.72%
U.S. Bank NA	19.01%

Dow Jones Select Dividend
Pershing LLC	5.01%
Citigroup Global Markets Inc.	5.75%
National Financial Services LLC	8.02%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	8.90%
Charles Schwab & Co., Inc.	12.76%
Banc of America	15.97%

Lehman TIPS Bond Fund
Morgan Stanley & Co. Inc.	5.69%
Pershing LLC	6.07%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	6.51%
Brown Brothers Harriman & Co.	6.56%
Citigroup Global Markets Inc.	7.52%
National Financial Services LLC	9.77%
Charles Schwab & Co., Inc.	13.38%

FTSE/XINHUA China 25
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	6.45%
Citigroup Global Markets Inc.	6.57%
Brown Brothers Harriman & Co.	7.07%
National Financial Services LLC	8.99%
Charles Schwab & Co., Inc.	9.11%

Dow Jones Transportation Average
National Financial Services LLC	5.61%
Charles Schwab & Co., Inc.	5.88%
Brown Brothers Harriman & Co.	6.53%
U.S. Bank NA	9.97%
First National Bank of Omaha	15.54%
Citigroup Global Markets Inc.	21.54%

S&P 500
Bank of New York	5.74%
Northern Trust Company	7.33%
JPMorgan Chase Bank, NA	7.33%
Charles Schwab & Co., Inc.	10.55%
Morgan Stanley & Co. Inc.	20.90%

Lehman Aggregate Bond Fund
National Financial Services LLC	5.57%
Investment Centers of America, Inc.	5.82%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	5.87%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	6.02%
Pershing LLC	6.68%
Morgan Stanley & Co. Inc.	7.02%
Charles Schwab & Co., Inc.	8.85%

GS $ InvesTop Corporate Bond Fund
A.G. Edwards & Sons, Inc.	6.56%
State Street Bank & Trust Co.	7.90%

JPMorgan Chase Bank, NA	9.75%
Citibank Dealer-Tax Exempt Operations	11.83%
Bank of New York	12.03%

S&P Global Telecommunications
Goldman Sachs Execution & Clearing, L.P.	7.26%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	9.57%
Charles Schwab & Co., Inc.	10.34%
Citigroup Global Markets Inc.	10.87%
National Financial Services LLC	14.74%

S&P Global Technology
National Financial Services LLC	5.25%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	5.35%
Citibank, NA	7.10%
Citigroup Global Markets Inc.	8.00%
Charles Schwab & Co., Inc.	11.19%
Goldman Sachs Execution & Clearing, L.P.	22.95%

S&P 500/BARRA Growth
Pershing LLC	5.71%
National Financial Services LLC	6.57%
State Street Bank & Trust Co.	6.98%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	7.94%
Morgan Stanley & Co. Inc.	9.82%
Charles Schwab & Co., Inc.	12.97%

S&P Global Healthcare
Bank of New York	5.67%
Pershing LLC	5.95%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	6.74%
National Financial Services LLC	7.27%
Charles Schwab & Co., Inc.	10.69%
Citigroup Global Markets Inc.	16.34%

S&P Global Financials
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	5.23%
UBS Financial Services Inc.	7.98%
Charles Schwab & Co., Inc.	8.65%
Citigroup Global Markets Inc.	37.12%

S&P Global Energy
First Clearing, LLC	5.93%
Pershing LLC	5.94%
Citigroup Global Markets Inc.	6.64%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	7.74%
National Financial Services LLC	11.29%
Charles Schwab & Co., Inc.	12.18%

Goldman Sachs Natural Resources
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	5.05%
First Clearing, LLC	5.24%
Pershing LLC	5.56%
Fiduciary SSB	5.78%
Citigroup Global Markets Inc.	6.35%
National Financial Services LLC	9.10%
Charles Schwab & Co., Inc.	14.69%

S&P TOPIX 150
Bear Stearns Securities Corp.	5.77%
Morgan Stanley & Co. Inc.	7.34%
Citigroup Global Markets Inc.	7.74%
Goldman Sachs Execution & Clearing, L.P.	8.23%
Charles Schwab & Co., Inc.	8.81%
Goldman, Sachs & Co.	10.41%

S&P Latin America 40
Citigroup Global Markets Inc.	5.30%
Pershing LLC	8.11%
Charles Schwab & Co., Inc.	10.43%
National Financial Services LLC	12.16%

S&P 500/BARRA Value
State Street Bank & Trust Co.	6.49%
Pershing LLC	7.12%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	8.30%
National Financial Services LLC	8.37%
Morgan Stanley & Co. Inc.	9.65%
Charles Schwab & Co., Inc.	12.15%

Lehman 20+ Year Treasury Bond Fund
J.P. Morgan Securities Inc.	5.63%
Banc of America	7.57%
Citigroup Global Markets Inc.	9.01%
Credit Suisse First Boston LLC	22.73%

Lehman 7-10 Year Treasury Bond Fund
National Financial Services LLC	5.13%
Credit Suisse First Boston LLC	5.27%
Charles Schwab & Co., Inc.	7.68%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	8.73%
Citigroup Global Markets Inc.	8.90%

Lehman 1-3 Year Treasury Bond
National Financial Services LLC	5.04%
Citigroup Global Markets Inc.	6.36%
Charles Schwab & Co., Inc.	7.11%
Northern Trust Company	25.83%

MSCI EAFE
Mellon Trust of New England, NA	6.56%
Charles Schwab & Co., Inc.	7.84%
Bank of New York	8.02%
Northern Trust Company	12.47%

Russell Midcap Value
Pershing LLC	7.18%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	8.24%
National Financial Services LLC	9.36%
Charles Schwab & Co., Inc.	10.80%

Russell Midcap Growth
Mellon Trust of New England, NA	5.05%
Northern Trust Company	5.19%

National Financial Services LLC	5.81%
Charles Schwab & Co., Inc.	6.23%

Russell Midcap
SunTrust Bank	6.25%
National Financial Services LLC	6.46%
Pershing LLC	7.22%
Citigroup Global Markets Inc.	9.02%
Charles Schwab & Co., Inc.	10.18%

S&P MidCap 400
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	5.84%
National Financial Services LLC	9.11%
Charles Schwab & Co., Inc.	16.53%

Goldman Sachs Software
First Clearing, LLC	8.09%
Brown Brothers Harriman & Co.	8.11%
Goldman Sachs Execution & Clearing, L.P.	9.29%
Citigroup Global Markets Inc.	10.29%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	12.78%

Goldman Sachs Semiconductor
National Financial Services LLC	5.32%
Goldman Sachs Execution & Clearing, L.P.	5.47%
Brown Brothers Harriman & Co.	6.37%
Charles Schwab & Co., Inc.	11.21%
Citigroup Global Markets Inc.	21.07%

Goldman Sachs Networking
National Financial Services LLC	5.24%
Charles Schwab & Co., Inc.	5.34%
Banc of America	8.19%
Swiss American Securities, Inc.	9.47%
Deutsche Bank Securities Inc.	10.16%
Brown Brothers Harriman & Co.	11.46%
Citigroup Global Markets Inc.	14.43%

Goldman Sachs Technology
J.P. Morgan Securities Inc.	5.60%
National Financial Services LLC	6.05%
Timber Hill LLC	6.26%
Charles Schwab & Co., Inc.	7.66%
First Clearing, LLC	11.32%
Citigroup Global Markets Inc.	16.94%

Nasdaq Biotechnology
National Financial Services LLC	5.02%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	5.27%
Morgan Stanley & Co. Inc.	5.74%
Morgan Stanley Dean Witter, Inc.	7.33%
Charles Schwab & Co. Inc.	8.98%
Citigroup Global Markets Inc.	9.51%

Cohen & Steers Realty Majors
Bank of New York	5.46%
Wells Fargo Bank, NA	5.59%

Pershing LLC	6.81%
National Financial Services LLC	8.78%
Charles Schwab & Co., Inc.	12.79%

S&P Global 100
National Financial Services LLC	5.89%
Pershing LLC	6.03%
Charles Schwab & Co., Inc.	7.64%
Mellon Trust of New England, NA	23.53%

Dow Jones U.S. Consumer Services
National Financial Services LLC	5.03%
Charles Schwab & Co., Inc.	6.85%
Morgan Stanley Dean Witter, Inc.	7.35%
First Clearing, LLC	7.44%
A.G. Edwards & Sons, Inc.	9.27%
Citigroup Global Markets Inc.	12.62%
Timber Hill LLC	12.96%

Russell 1000 Value
Citigroup Global Markets Inc.	6.16%
National Financial Services LLC	6.25%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	6.46%
Pershing LLC	7.98%
Brown Brothers Harriman & Co.	8.54%
Charles Schwab & Co., Inc.	10.33%

S&P MidCap 400/BARRA Growth
Pershing LLC	5.07%
First Clearing, LLC	5.92%
Charles Schwab & Co., Inc.	8.15%
Morgan Stanley Dean Witter, Inc.	9.39%
A.G. Edwards & Sons, Inc.	19.68%

Russell 1000 Growth
National Financial Services LLC	5.45%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	6.20%
JPMorgan Chase Bank, NA	6.25%
Bank of New York	6.95%
State Street Bank & Trust Co.	8.74%
Citigroup Global Markets Inc.	9.11%
Charles Schwab & Co., Inc.	11.65%

Russell 1000
National Financial Services LLC	8.66%
Bank of New York	14.56%
Charles Schwab & Co., Inc.	24.38%

Russell 2000 Value
State Street Bank & Trust Co.	5.01%
National Financial Services LLC	7.28%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	7.41%
Charles Schwab & Co., Inc.	11.64%

Russell 2000 Growth
Citigroup Global Markets Inc.	5.12%
Credit Suisse First Boston LLC	5.58%

Northern Trust Company	6.80%
Charles Schwab & Co., Inc.	7.05%
State Street Bank & Trust Co.	7.15%

Russell 2000
Pershing LLC	5.51%
National Financial Services LLC	6.46%
Northern Trust Company	6.78%
Bank of New York	6.86%
Charles Schwab & Co., Inc.	13.76%

Russell 3000 Value
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	5.28%
J.P. Morgan Securities Inc.	8.09%
Bank of New York	8.58%
National Financial Services LLC	8.68%
Pershing LLC	9.66%
Charles Schwab & Co., Inc.	12.23%

Russell 3000 Growth
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	6.07%
Pershing LLC	6.15%
Charles Schwab & Co., Inc.	7.77%
National Financial Services LLC	8.66%
Citigroup Global Markets Inc.	8.79%
Northern Trust Company	17.00%

Russell 3000
State Street Bank & Trust Co.	6.20%
Citigroup Global Markets Inc.	7.86%
National Financial Services LLC	10.06%
Charles Schwab & Co., Inc.	15.29%
Northern Trust Company	18.57%

Dow Jones U.S. Utilities Sector
JPMorgan Chase Bank, NA	5.95%
First Clearing, LLC	6.56%
National Financial Services LLC	6.71%
A.G. Edwards & Sons, Inc.	8.60%
Citigroup Global Markets Inc.	9.09%
Charles Schwab & Co., Inc.	10.26%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	14.03%

S&P MidCap 400/BARRA Value
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	5.28%
Pershing LLC	6.27%
Morgan Stanley Dean Witter, Inc.	7.05%
National Financial Services LLC	8.91%
Charles Schwab & Co., Inc.	9.93%
A.G. Edwards & Sons, Inc.	11.76%

Dow Jones U.S. Telecommunications Sector
A.G. Edwards & Sons, Inc.	6.14%
UBS Financial Services Inc.	6.53%
Citigroup Global Markets Inc.	7.52%

Harris Trust & Savings Bank	8.91%
Charles Schwab & Co., Inc.	9.57%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	10.34%
JPMorgan Chase Bank, NA	10.61%

Dow Jones U.S. Technology Sector
Mellon Trust of New England, NA	5.26%
UBS Financial Services Inc.	5.50%
Banc of America	5.53%
First Clearing, LLC	5.98%
Charles Schwab & Co., Inc.	8.81%
Citigroup Global Markets Inc.	9.38%
Morgan Stanley Dean Witter, Inc.	9.41%

Dow Jones U.S. Real Estate
Pershing LLC	5.03%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	6.87%
National Financial Services LLC	7.57%
Goldman Sachs	8.20%
Charles Schwab & Co., Inc.	10.00%

Dow Jones U.S. Industrial Sector
Pershing LLC	5.74%
UBS Financial Services Inc.	6.31%
National Financial Services LLC	7.08%
Charles Schwab & Co., Inc.	7.55%
First Clearing, LLC	7.99%
Morgan Stanley Dean Witter, Inc.	8.85%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	9.04%
Citigroup Global Markets Inc.	15.10%

Dow Jones U.S. Healthcare Sector
National Financial Services LLC	5.11%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	5.68%
First Clearing, LLC	5.70%
Morgan Stanley Dean Witter, Inc.	5.99%
Citibank, NA	7.14%
Citigroup Global Markets Inc.	7.26%
Charles Schwab & Co., Inc.	7.73%
A.G. Edwards & Sons, Inc.	14.50%

Dow Jones U.S. Financial Services
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	5.09%
Morgan Stanley & Co. Inc.	6.46%
Banc of America	7.04%
National Financial Services LLC	7.94%
Charles Schwab & Co., Inc.	8.31%
First Clearing, LLC	9.34%
Citigroup Global Markets Inc.	11.08%

Dow Jones U.S. Financial Sector
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	5.72%
National Financial Services LLC	7.02%
Charles Schwab & Co., Inc.	7.66%
First Clearing, LLC	8.35%

UBS Financial Services Inc.	8.46%
Morgan Stanley Dean Witter, Inc.	10.61%
Citigroup Global Markets Inc.	16.46%

Dow Jones U.S. Energy Sector
Morgan Stanley Dean Witter, Inc.	7.07%
First Clearing, LLC	8.38%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	8.50%
National Financial Services LLC	9.07%
Charles Schwab & Co., Inc.	9.77%
Citigroup Global Markets Inc.	12.39%

S&P SmallCap 600
Citigroup Global Markets Inc.	5.26%
National Financial Services LLC	6.70%
Mellon Trust of New England, NA	9.80%
Charles Schwab & Co., Inc.	12.09%

Dow Jones U.S. Consumer Goods
Morgan Stanley Dean Witter, Inc.	5.17%
UBS Financial Services Inc.	5.61%
First Clearing, LLC	6.20%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	8.57%
Charles Schwab & Co., Inc.	8.91%
Citigroup Global Markets Inc.	9.03%
A.G. Edwards & Sons, Inc.	21.68%

Dow Jones U.S. Basic Materials
Morgan Stanley Dean Witter, Inc.	5.21%
UBS Financial Services Inc.	5.35%
Pershing LLC	6.31%
First Clearing, LLC	7.08%
National Financial Services LLC	7.51%
Charles Schwab & Co., Inc.	11.41%
Citigroup Global Markets Inc.	12.71%

Dow Jones U.S. Total Market
Citigroup Global Markets Inc.	5.36%
American Enterprise Investment Services Inc.	5.58%
Pershing LLC	7.18%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	8.71%
National Financial Services LLC	12.98%
Charles Schwab & Co., Inc.	17.10%

S&P Europe 350
National Financial Services LLC	5.49%
Brown Brothers Harriman & Co.	6.38%
Morgan Stanley Dean Witter, Inc.	8.04%
Charles Schwab & Co., Inc.	8.77%
Citigroup Global Markets Inc.	9.69%

S&P SmallCap 600 BARRA Value
Morgan Stanley Dean Witter, Inc.	6.42%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	7.47%

National Financial Services LLC	8.25%
Pershing LLC	8.77%
Charles Schwab & Co., Inc.	12.09%

S&P SmallCap 600 BARRA Growth
Bank of New York	5.86%
Citigroup Global Markets Inc.	6.88%
National Financial Services LLC	7.61%
Morgan Stanley Dean Witter, Inc.	8.30%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	8.50%
Charles Schwab & Co., Inc.	9.06%

Morningstar Large Value
UBS Financial Services Inc.	5.09%
Pershing LLC	6.84%
Charles Schwab & Co., Inc.	7.70%
American Enterprise Investment Services Inc.	8.69%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	14.52%
National Financial Services LLC	15.23%

Morningstar Mid Core
Morgan Keegan & Co., Inc.	5.05%
American Enterprise Investment Services Inc.	5.55%
Pershing LLC	6.94%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	9.34%
U.S. Bank, NA	11.18%
First National Bank of Omaha	25.22%

Morningstar Mid Growth
Charles Schwab & Co., Inc.	6.93%
American Enterprise Investment Services Inc.	7.15%
National Financial Services LLC	8.40%
Raymond James & Associates, Inc.	11.04%
Timber Hill LLC	24.08%

Morningstar Mid Value
Morgan Stanley & Co. Inc.	6.52%
American Enterprise Investment Services Inc.	7.72%
Morgan Keegan & Co., Inc.	8.89%
Pershing LLC	10.07%
National Financial Services LLC	10.88%
Charles Schwab & Co., Inc.	17.66%

Morningstar Small Core
Morgan Stanley Dean Witter, Inc.	5.02%
First Clearing, LLC	5.51%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	6.92%
Pershing LLC	9.02%
American Enterprise Investment Services Inc.	9.29%
Charles Schwab & Co., Inc.	10.94%
National Financial Services LLC	11.11%
Bank of New York	16.80%

Morningstar Small Growth
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	5.13%
Raymond James & Associates, Inc.	5.38%

American Enterprise Investment Services Inc.	5.93%
Citigroup Global Markets Inc.	6.93%
National Financial Services LLC	7.23%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	11.43%
Charles Schwab & Co., Inc.	13.15%
Timber Hill LLC	16.71%

Morningstar Small Value
American Enterprise Investment Services Inc.	6.36%
National Investor Services Corporation	6.67%
Charles Schwab & Co., Inc.	8.92%
Pershing LLC	9.85%
National Financial Services LLC	13.19%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	13.38%

KLD Select Social Index
Goldman Sachs Execution & Clearing, L.P.	9.63%
Legent Clearing, LLC	12.95%
State Street Bank & Trust Co.	59.04%

iShares, Inc.

iShares Index Fund

MSCI Australia
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	5.26%
Bank of New York	5.37%
Citigroup Global Markets Inc.	5.87%
Brown Brothers Harriman & Co.	6.73%
National Financial Services LLC	7.26%
Charles Schwab & Co., Inc.	8.61%

MSCI Austria
Bear Stearns Securities Corp.	5.50%
Charles Schwab & Co., Inc.	9.83%
National Financial Services LLC	11.90%
Citigroup Global Markets Inc.	12.91%

MSCI Belgium
Charles Schwab & Co., Inc.	6.31%
Mellon Trust of New England, NA	8.45%
National Financial Services LLC	10.37%
Citigroup Global Markets Inc.	12.52%
Pershing LLC	16.91%

MSCI Brazil
Pershing LLC	5.41%
Charles Schwab & Co., Inc.	6.87%
National Financial Services LLC	8.41%
Brown Brothers Harriman & Co.	10.21%
Citibank, NA	12.44%

MSCI Canada
National Financial Services LLC	5.81%
Charles Schwab & Co., Inc.	6.06%
JPMorgan Chase Bank, NA	7.13%

Brown Brothers Harriman & Co.	12.35%
State Street Bank & Trust Co.	22.91%

MSCI Emerging Markets
Brown Brothers Harriman & Co.	5.32%
National Financial Services LLC	5.35%
Northern Trust Company	7.81%
Charles Schwab & Co., Inc.	10.02%

MSCI EMU
Citibank, NA	5.19%
Bank of New York	6.47%
National Financial Services LLC	6.66%
Brown Brothers Harriman & Co.	11.70%
Charles Schwab & Co., Inc.	11.79%

MSCI France
Charles Schwab & Co., Inc.	6.32%
Brown Brothers Harriman & Co.	6.34%
Citibank, NA	7.34%
Bank of New York	9.14%
Citigroup Global Markets Inc.	13.31%

MSCI Germany
Brown Brothers Harriman & Co.	5.57%
National Financial Services LLC	6.92%
Charles Schwab & Co., Inc.	12.05%

MSCI Hong Kong
Bank of New York	5.42%
Citigroup Global Markets Inc.	5.69%
Charles Schwab & Co., Inc.	9.79%
Brown Brothers Harriman & Co.	15.09%

MSCI Italy
Citigroup Global Markets Inc.	5.60%
Goldman, Sachs & Co. International	5.86%
Citibank, NA	7.49%
Charles Schwab & Co., Inc.	7.65%
Goldman Sachs Execution & Clearing, L.P.	9.14%
Brown Brothers Harriman & Co.	11.88%

MSCI Japan
UBS Financial Services Inc.	5.32%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	5.74%
State Street Bank & Trust Co.	6.06%
Citigroup Global Markets Inc.	6.32%
Charles Schwab & Co., Inc.	7.37%
Brown Brothers Harriman & Co.	7.82%
Goldman, Sachs & Co.	16.53%

MSCI Malaysia
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	5.10%
Swiss American Securities, Inc.	5.60%
State Street Bank & Trust Co.	5.69%
Citigroup Global Markets Inc.	5.85%

Citibank, NA	6.41%
Morgan Stanley & Co. Inc.	8.64%
Brown Brothers Harriman & Co.	16.95%

MSCI Mexico
Charles Schwab & Co., Inc.	5.82%
National Financial Services LLC	5.94%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	6.43%
Citigroup Global Markets Inc.	7.79%
State Street Bank & Trust Co.	21.47%

MSCI Netherlands
Morgan Stanley & Co. Inc.	7.07%
First National Bank of Omaha	12.33%
Brown Brothers Harriman & Co.	15.77%
National Financial Services LLC	17.44%

SCI Pacific ex-Japan
Bank of New York	7.18%
Charles Schwab & Co., Inc.	7.86%
Brown Brothers Harriman & Co.	14.76%

MSCI Singapore
Merrill Lynch, Pierce, Fenner & Smith, Inc.	5.42%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	5.84%
JPMorgan Chase Bank, NA	8.48%
Citibank, NA	9.66%
Brown Brothers Harriman & Co.	10.00%
Morgan Stanley & Co. Inc.	12.49%

MSCI South Africa
Brown Brothers Harriman & Co.	10.20%
Citigroup Global Markets Inc.	11.46%
Bear Stearns Securities Corp.	15.02%
State Street Bank & Trust Co.	32.73%

MSCI South Korea
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	5.03%
Bank of New York	5.43%
Charles Schwab & Co., Inc.	5.47%
Citibank, NA	6.66%
Citigroup Global Markets Inc.	7.30%
Brown Brothers Harriman & Co.	18.25%

MSCI Spain
Brown Brothers Harriman & Co.	5.79%
National Financial Services LLC	6.14%
Charles Schwab & Co., Inc.	6.40%
Citigroup Global Markets Inc.	7.36%
Bear Stearns Securities Corp.	8.73%
First National Bank of Omaha	12.37%

MSCI Sweden
Charles Schwab & Co., Inc.	5.01%
Goldman Sachs Execution & Clearing, L.P.	5.97%
Pershing LLC	8.68%

National Financial Services LLC	11.80%
Citigroup Global Markets Inc.	22.63%

MSCI Switzerland
Citigroup Global Markets Inc.	5.16%
National Financial Services LLC	5.44%
Charles Schwab & Co., Inc.	5.49%
Swiss American Securities, Inc.	5.99%
Bank of New York	7.58%
Brown Brothers Harriman & Co.	29.19%

MSCI Taiwan
Mellon Trust of New England, NA	5.37%
JPMorgan Chase Bank, NA	5.60%
Citibank, NA	11.85%
State Street Bank & Trust Co.	12.18%
Brown Brothers Harriman & Co.	21.64%

MSCI United Kingdom
Merrill Lynch, Pierce, Fenner & Smith, Inc.	6.92%
Goldman, Sachs & Co.	7.82%
JPMorgan Chase Bank, NA	7.99%
Brown Brothers Harriman & Co.	10.97%

iShares Trust

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

July 14, 2005

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF iSHARES TRUST.

The undersigned Shareholder(s) of iShares Trust (the “Trust”) hereby appoint(s) Michael Latham, Raman Suri and Dorothy Sanders each with full power of substitution, the proxy or proxies to attend the Special Meeting of Shareholders (the “Special Meeting”) of the Trust to be held on July 14, 2005, and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Special Meeting on any matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement. All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposals. Please date, sign and return promptly.

To Vote by Mail:	1) Read the Proxy Statement and have the proxy card below at hand. 2) Complete, sign and return the proxy card in the enclosed, postage paid-envelope.

To Vote by Internet:	1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to the Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

To Vote by Telephone:	1) Read the Proxy Statement and have the proxy card below at hand.
2) Please call the toll-free telephone number listed on your proxy card.
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

You may vote at the Special Meeting by contacting the bank, broker-dealer or other third party intermediary that maintains your account or calling the toll-free number listed on the proxy card for additional instructions.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT*	ABSTAIN ALL
PROPOSAL 1:
1. To elect members to the Board of Trustees:
(1) Lee T. Kranefuss	☐	☐	☐	☐
(2) John E. Martinez	☐	☐	☐	☐
(3) Richard K. Lyons	☐	☐	☐	☐
(4) George G.C. Parker	☐	☐	☐	☐
(5) W. Allen Reed	☐	☐	☐	☐
(6) Cecilia H. Herbert	☐	☐	☐	☐
(7) Charles A. Hurty	☐	☐	☐	☐
(8) John E. Kerrigan	☐	☐	☐	☐

*	Instruction: To withhold authority to vote for any Nominees, mark “FOR ALL EXCEPT” and write the number(s) of the Nominee(s) on the line below.

________________________________________________

	FOR	AGAINST	ABSTAIN
PROPOSALS 2, 3 and 5:
2. To approve the modification or elimination of certain Funds’ fundamental investment policies and restrictions:
2A. Policy regarding senior securities.	☐	☐	☐
2B. Policy regarding loans.	☐	☐	☐

3. To approve a change in the classification of certain Funds’ investment objectives from fundamental investment policies to non-fundamental investment policies.	☐	☐	☐

5. To transact such other business as may properly come before the special meeting or any adjournment thereof.	☐	☐	☐

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: , 2005

Signature	Signature

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

iShares, Inc.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

July 14, 2005

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF iSHARES, INC.

The undersigned Shareholder(s) of iShares, Inc. (the “Company”) hereby appoint(s) Michael Latham, Raman Suri and Dorothy Sanders each with full power of substitution, the proxy or proxies to attend the Special Meeting of Shareholders (the “Special Meeting”) of the Company to be held on July 14, 2005, and any adjournments thereof, to vote all of the shares of the Company that the signer would be entitled to vote if personally present at the Special Meeting on any matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement. All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposals. Please date, sign and return promptly.

To Vote by Mail:	1) Read the Proxy Statement and have the proxy card below at hand.
2) Complete, sign and return the proxy card in the enclosed, postage paid-envelope.

To Vote by Internet:	1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to the Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

To Vote by Telephone:	1) Read the Proxy Statement and have the proxy card below at hand.
2) Please call the toll-free telephone number listed on your proxy card.
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

You may vote at the Special Meeting by contacting the bank, broker-dealer or other third party intermediary that maintains your account or call the toll-free number listed on the proxy card for additional instructions.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT*	ABSTAIN ALL
PROPOSAL 1:
1. To elect members to the Board of Directors:
(1) Lee T. Kranefuss	☐	☐	☐	☐
(2) John E. Martinez	☐	☐	☐	☐
(3) Richard K. Lyons	☐	☐	☐	☐
(4) George G.C. Parker	☐	☐	☐	☐
(5) W. Allen Reed	☐	☐	☐	☐
(6) Cecilia H. Herbert	☐	☐	☐	☐
(7) Charles A. Hurty	☐	☐	☐	☐
(8) John E. Kerrigan	☐	☐	☐	☐

*	Instruction: To withhold authority to vote for any Nominees, mark “FOR ALL EXCEPT” and write the number(s) of the Nominee(s) on the line below.

________________________________________________

	FOR	AGAINST	ABSTAIN
PROPOSALS 2-5:
2. To approve the modification or elimination of certain Funds’ fundamental investment policies and restrictions:
2A. Policy regarding senior securities.	☐	☐	☐
2B. Policy regarding loans.	☐	☐	☐
2C. Policy regarding industry concentration.	☐	☐	☐
2D. Policy regarding investments in a single issuer.	☐	☐	☐

3. To approve a change in the classification of certain Funds’ investment objectives from fundamental investment policies to non-fundamental investment policies.	☐	☐	☐

4.      To approve a new advisory agreement with Barclays Global Fund Advisors in order to effect a change to the fee structure (such change will not affect the net advisory fee or the total expenses payable by any Fund).

	☐	☐	☐

5. To transact such other business as may properly come before the special meeting or any adjournment thereof.	☐	☐	☐

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:                     , 2005

Signature	Signature

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.